Certain information in this document has been omitted and replaced with “[*****]”. Such identified information has been omitted from this document because it is not material and is of the type that the registrant treats as private or confidential.

SENIOR VARIABLE FUNDING NOTES FACILITY AGREEMENT

DATED 26 JUNE 2026
between
TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY
as Issuer
BNP PARIBAS
BANCO SANTANDER S.A.
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Senior Notes Subscribers
TD SYNNEX UK ACQUISITION LIMITED
Programme Servicer
BNP PARIBAS
as Lead Arranger
CSC TRUSTEES LIMITED
as Security Trustee
TD SYNNEX UK ACQUISITION LIMITED
as Cash Manager
CSC CAPITAL MARKETS (IRELAND) LIMITED
as Back-Up Cash Manager
and
CSC CAPITAL MARKETS (IRELAND) LIMITED
as Registrar

TABLE OF CONTENTS
Page
1.    DEFINITIONS    2
2.    THE SENIOR VARIABLE FUNDING NOTES FACILITY    3
3.    PURPOSE    10
4.    CONDITIONS PRECEDENT    11
5.    UTILISATION OF THE SENIOR VARIABLE FUNDING NOTES FACILITY    13
6.    OBLIGATIONS UNDER THE SENIOR VARIABLE FUNDING NOTES    17
7.    REPRESENTATIONS AND WARRANTIES    18
8.    UNDERTAKINGS    18
9.    TAX GROSS-UP AND INDEMNITIES    19
10.    INCREASED COSTS    23
11.    INDEMNITIES    24
12.    MITIGATION BY THE SENIOR NOTES SUBSCRIBERS    26
13.    ILLEGALITY    26
14.    SENIOR VARIABLE FUNDING NOTES MISCELLANEOUS PROVISIONS    26
15.    GOVERNING LAW - JURISDICTION    27
SCHEDULE 1 SENIOR NOTES SUBSCRIBER COMMITMENT AMOUNT    29
SCHEDULE 2 FORM OF SENIOR VARIABLE FUNDING NOTES FUNDING NOTICE / SENIOR VARIABLE FUNDING NOTES INCREASE NOTICE / SENIOR NOTES INTRAPERIOD ADVANCE NOTICE    30
SCHEDULE 3 FORM OF SENIOR VARIABLE FUNDING NOTE    33
SCHEDULE 4 TERMS AND CONDITIONS OF THE SENIOR VARIABLE FUNDING NOTES    37
SCHEDULE 5 ACCESSION DEED    50

THIS SENIOR VARIABLE FUNDING NOTES FACILITY AGREEMENT (THE "AGREEMENT") IS DATED 26 JUNE 2026, AND ENTERED INTO BETWEEN:
(1)TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY, a designated activity company incorporated under the laws of Ireland, with registered number 793792 and whose registered office is located at The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland, hereafter referred to as the "Issuer";
(2)BNP PARIBAS, a société anonyme incorporated under French law, registered with the Trade and Companies Registry of Paris (Registre du Commerce et des Sociétés de Paris) under number 662 042 449, whose registered office is located at 16 boulevard des Italiens, 75009 Paris, France; CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, a French société anonyme, whose registered office is located at 12, place des Etats-Unis, CS70052 92547 Montrouge Cedex, France, registered with the Registre du Commerce et des Sociétés of Nanterre under number 304 187 701; and BANCO SANTANDER S. A., a sociedad anónima incorporated under Spanish law, registered with CIF (Código de Identificación Fiscal) A-39000013, whose registered office is located at Paseo de Pereda, 9-12, CP 39004 Santander (Cantabria), Spain, hereafter referred to as the "Senior Notes Subscribers" and each a “Senior Notes Subscriber”;
(3)TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB, hereafter referred to as the “Programme Servicer”;
(4)BNP PARIBAS, a société anonyme incorporated under French law, duly authorised as a credit institution (établissement de crédit), registered with the Trade and Companies Registry of Paris (Registre du Commerce et des Sociétés de Paris) under number 662 042 449, whose registered office is located at 16 boulevard des Italiens, 75009 Paris, France, in its capacities as lead arranger (the "Lead Arranger");
(5)CSC TRUSTEES LIMITED, a limited liability company incorporated under English law, registered under number 10830936, whose registered office is located at 5 Churchill Place, 10th Floor, London, England, E14 5HU, hereafter referred to as the "Security Trustee";
(6)TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB, hereafter referred to as the "Cash Manager";
(7)CSC CAPITAL MARKETS (IRELAND) LIMITED, a private limited company incorporated under Irish law, registered under number 603818, whose registered office is located at The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland, in its capacity as back-up cash manager, hereafter referred to as the "Back-Up Cash Manager"; and
(8)CSC CAPITAL MARKETS (IRELAND) LIMITED, a private limited company incorporated under Irish law, registered under number 603818, whose registered office is located at The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland, in its capacity as registrar, hereafter referred to as the "Registrar", each as a "Party" and together the "Parties".

WHEREAS:
(A)The Issuer (in its capacity as Final Purchaser) proposes to purchase Receivables from the Master Purchaser from time to time on the terms and subject to the conditions set out in the Final Transfer and Servicing Agreement, the Master Purchaser having itself purchased Receivables from the Sellers on the terms and subject to the conditions set out in the Master Transfer and Servicing Agreement.
(B)The Issuer proposes to fund the payment of the Purchase Price to the Master Purchaser for the Transferred Receivables under the Final Transfer and Servicing Agreement by (i) the issue of a Senior Variable Funding Note denominated in EUR (each a "Senior Note" or a “Senior Variable Funding Note” and together the "Senior Notes" or the “Senior Variable Funding Notes”) to each Senior Notes Subscriber on the Closing Date and subsequently through advances made by the Senior Notes Subscribers to the Issuer and corresponding increases in the relevant Senior Notes Principal Balance from time to time in accordance with this Agreement, and (ii) the issue of the Junior Variable Funding Notes to the Junior Notes Subscriber on the Closing Date and subsequently through advances made by the Junior Notes Subscriber to the Issuer and corresponding increases in the STS Junior Note Principal Balance or, as applicable, the Non-STS Junior Note Principal Balance from time to time in accordance with the Junior Variable Funding Notes Facility Agreement.
(C)In order to secure its obligations under, among other things, the Senior Notes, the Junior Notes, the Junior Variable Funding Notes Facility Agreement and this Agreement, the Issuer has granted security over certain of its assets to the Security Trustee for the benefit of the Secured Creditors pursuant to the Issuer Deed of Charge.
IT IS HEREBY AGREED AS FOLLOWS:
1.DEFINITIONS
1.1Capitalised terms and expressions used in this Agreement (including its preamble and schedules) shall have the same meanings and shall be construed as set out in the Master Definitions and Common Terms Agreement dated on or about the date hereof (as amended from time to time) and entered into between the Parties to this Agreement (the "Master Definitions and Common Terms Agreement"). The Schedules hereto shall form an integral and substantive part of this Agreement.
1.2If there is an inconsistency between the definitions given in this Agreement and those given in the Master Definitions and Common Terms Agreement or in any other Transaction Document, the definitions set out in this Agreement will prevail.
1.3In addition, the Common Terms are expressly and specifically incorporated into this Agreement (as so amended, varied or supplemented) provided that references in those clauses and other provisions of the Master Definitions and Common Terms Agreement incorporated by reference in this Agreement to “this Agreement” shall mean this Agreement and not the Master Definitions and Common Terms Agreement.
1.4If there is an inconsistency between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail, save for it there is a conflict between the provisions of this Agreement and Clause 3 (Limitations to Recourse and Non-

Petition in favour of the Issuer) of the Common Terms, in which case Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms shall prevail.
1.5This Agreement is the Senior Variable Funding Notes Facility Agreement referred to in the Master Definitions and Common Terms Agreement.
1.6In this Agreement, "Conditions" shall mean the Senior Variable Funding Notes Conditions, and a reference to a "Condition" shall be a reference to the Senior Variable Funding Notes Condition so specified.
1.7The Security Trustee is entering into this Agreement in order to receive the benefit of any provisions expressed in its favour hereunder, and shall have the right to enforce or act on such rights, but the Security Trustee shall not assume or incur any liability whatsoever to any other party to this Agreement by virtue of the provisions contained in this Agreement. Any reference to the Security Trustee taking an action or performing any right or obligation under this Agreement shall be deemed to be a reference to the Security Trustee taking such action or performing any such right or obligation when (and only when) directed and instructed to do so by the Senior Notes Subscribers in accordance with the terms of the Issuer Deed of Charge.
2.THE SENIOR VARIABLE FUNDING NOTES FACILITY
2.1Grant of Senior Variable Funding Notes Facility
Each Senior Notes Subscriber agrees subject to the terms and conditions set out in this Agreement:
(a)to purchase on the Closing Date or such other date as may be agreed between the Senior Notes Subscribers and the Issuer, a Senior Variable Funding Note having a Senior Notes Principal Balance on issue to be notified by the Issuer to the relevant Senior Notes Subscriber in accordance with the terms of this Agreement (but in any event not exceeding (i) the applicable Senior Notes Subscribers Commitment Amount in respect of each Senior Notes Subscriber or (ii) the Senior Notes Facility Limit);
(b)at the request of the Issuer on the terms and conditions set out in this Agreement, to make to the Issuer from time to time, on any Weekly Payment Date, Senior Notes Intraperiod Advances or, on any Ad Hoc Payment Date, Additional Senior Notes Intraperiod Advances which in each case would result in a corresponding increase in the relevant Senior Notes Principal Balance of one or all of the Senior Variable Funding Notes, provided that no Senior Notes Subscriber shall be obliged to make any Senior Notes Intraperiod Advance or Additional Senior Notes Intraperiod Advance that would cause (i) the relevant Senior Notes Principal Balance to at any time exceed the applicable Senior Notes Subscribers Commitment Amount in respect of such Senior Notes Subscriber or (ii) the Senior Notes Facility Limit to be exceeded; and
(c)at the request of the Issuer on the terms and subject to the conditions set out in this Agreement, to make to the Issuer from time to time, on any Transaction Date, advances which will result in a corresponding increase in the relevant Senior Notes Principal Balance of one or all of the Senior Variable Funding Notes, provided that no Senior Notes Subscriber shall be obliged to make any advance that would cause (i) the relevant Senior Notes Principal Balance to at any time exceed the applicable

Senior Notes Subscribers Commitment Amount in respect of such Senior Notes Subscriber or (ii) the Senior Notes Facility Limit to be exceeded.
2.2Security
It is hereby acknowledged and agreed that the Senior Notes Subscribers are to be beneficiaries of the security created by or pursuant to the Issuer Deed of Charge in respect of all sums payable to it under this Agreement and in their capacity as Senior Notes Subscribers in respect of the Senior Variable Funding Notes and the Senior Notes Subscribers agree to be bound by the terms of the Issuer Deed of Charge.
2.3Intraperiod Advances
2.3.1Senior Notes Intraperiod Advances
(a)The Issuer, or the Programme Servicer on its behalf, may request a Senior Notes Intraperiod Advance by written notice to each Senior Notes Subscriber, on a Weekly Request Date, such Senior Notes Intraperiod Advance to be paid by each relevant Senior Notes Subscriber to the Issuer on the immediately following Weekly Payment Date.
(b)The amount of each proposed Senior Notes Intraperiod Advance must be an amount which is a minimum of 2.5% of the applicable Senior Notes Subscriber’s Senior Notes Subscribers Commitment Amount and must be requested from each Senior Notes Subscriber on a pro rata basis.
(c)The Issuer, or the Programme Servicer on its behalf, may request Senior Note Intraperiod Advances on any Weekly Request Date by delivering a Senior Note Intraperiod Advance Notice in accordance with Clause 5.3.
(d)The proceeds of each Senior Notes Intraperiod Advance must be applied by the Issuer exclusively to effect a partial mandatory redemption of the STS Junior Note under Condition 7.2 (Mandatory redemption for Intraperiod Advance during the Reloading Period) of the STS Junior Note.
2.3.2Additional Senior Notes Intraperiod Advances
(a)The Issuer, or the Programme Servicer on its behalf, may request an Additional Senior Notes Intraperiod Advance by written notice to each Senior Notes Subscriber on an Ad Hoc Request Date, such Additional Senior Notes Intraperiod Advance to be paid by the Senior Notes Subscribers to the Issuer on an Ad Hoc Payment Date.
(b)The amount of each proposed Additional Senior Notes Intraperiod Advance must be an amount which is a minimum of 2.5% of the applicable Senior Notes Subscriber’s Senior Notes Subscribers Commitment Amount and must be requested from each Senior Notes Subscriber on a pro rata basis.
(c)The Issuer, or the Programme Servicer on its behalf, may request Additional Senior Notes Intraperiod Advances by delivering on any Ad Hoc Request Date a Senior Notes Intraperiod Advance Notice in accordance with Clause 5.3.

(d)The Issuer, or the Programme Servicer on its behalf, may not request more than four (4) Additional Senior Notes Intraperiod Advances from each Senior Notes Subscriber in one (1) calendar year and one (1) early Additional Senior Notes Intraperiod Advance from each Senior Notes Subscriber per Monthly Period.
(e)The proceeds of each Additional Senior Notes Intraperiod Advance must be applied by the Issuer exclusively to effect a partial mandatory redemption of the STS Junior Note under Condition 7.2 (Mandatory redemption for Intraperiod Advance during the Reloading Period) of the STS Junior Note.
2.4Increases of Senior Variable Funding Notes Facility
At any time, the Programme Servicer may discuss with the Lead Arranger a potential increase in the Senior Notes Facility Limit. The Issuer may, if requested to do so by the Programme Servicer, request an increase in the Senior Notes Facility Limit by written notice to each Senior Notes Subscriber of the increase request. Each Senior Notes Subscriber shall have at least sixty (60) days to confirm its agreement to the Issuer, the Programme Servicer and the Lead Arranger (and if so the amount of such increase), or refusal of, such request and specify any condition that it may require to be satisfied and any documentation that it require to be provided or executed prior to the making of such increase. If, at the expiry of the sixty (60) days day period, the Senior Notes Subscribers have consented to making available such increase in the Senior Notes Facility Limit and notified their consent to the Lead Arranger, the Programme Servicer and the Issuer, then the Lead Arranger shall notify the Senior Notes Subscribers, the Security Trustee, the Calculation Agent, the Registrar and the Cash Manager thereof and such increase shall take effect on the first (1st) Calculation Date falling at least five (5) Business Days following the day on which the Registrar and the Calculation Agent are notified in writing (including, for the avoidance of doubt, by email) of the relevant increase. For the avoidance of doubt, any Senior Notes Subscriber that does not respond to an increase request within sixty (60) days of the request shall be deemed not to have consented to such increase request.
2.5Registrar
(a)The Issuer hereby appoints the Registrar to act as the Registrar in relation to the advances made under this Agreement and the Junior Variable Funding Notes Facility Agreement and evidenced by the Senior Variable Funding Notes and the Junior Variable Funding Notes respectively and the Registrar hereby accepts such appointment and agrees to act in such capacity in connection with the Senior Variable Funding Notes and the Junior Variable Funding Notes upon the terms and subject to this Agreement and the Junior Variable Funding Notes Facility Agreement. The Registrar shall maintain the Register and record transfers of the Senior Variable Funding Notes and the Junior Variable Funding Notes made under this Agreement and the Junior Variable Funding Notes Facility Agreement in accordance with the terms of this Agreement and the Junior Variable Funding Notes Facility Agreement.
(b)The Issuer agrees to pay (or procure payment of) to the Registrar the fees as agreed between the Registrar and the Guarantor in the Registrar and Corporate Services Provider Fee Letter on the Transaction Date immediately following the Information Date immediately following the date on which the Registrar sends an invoice to the Issuer. Notwithstanding the provisions of the Registrar Fee Letter, the registrar fees will be payable to the Registrar by the Issuer in accordance with the applicable Priority of Payments (and not by the Guarantor).
(c)The Registrar may resign at any time by giving 30 days’ written notice to the Issuer, the Senior Notes Subscribers, the Junior Notes Subscriber, the PPN Holder and the Security Trustee. Upon such resignation by the Registrar, the Issuer shall have the right to appoint a successor Registrar provided that the Senior Notes Subscribers have confirmed in writing that the identity of such successor Registrar is acceptable to each of them, such confirmation not to be unreasonably withheld or delayed. If no successor Registrar shall have been so appointed within twenty (20) Business Days of the expiry of such notice period, then the retiring Registrar may appoint a successor Registrar, following consultation with the Issuer. The Registrar shall not be released from its obligations under this Agreement and the Junior Variable Funding Notes Facility Agreement until a replacement Registrar has been appointed.
(d)
(i)Subject to Clause 2.5(d)(ii), the Issuer, subject to the prior approval of the Security Trustee, may at any time terminate the appointment of the Registrar by giving it at least 60 days' notice to that effect, which notice shall expire at least 10 days before or after any due date for payment in respect of any Note.
(ii)No termination of the appointment of the Registrar shall, however, take effect until a new Registrar has been appointed. If the Registrar’s appointment is terminated by notice and a replacement registrar is required and by the tenth day before the expiration date of such notice such replacement has not been duly appointed, such Registrar may itself with the approval in writing of the Security Trustee, and on behalf of, and at the cost of, the Issuer, appoint as its replacement any reputable and experienced financial institution. Upon any letter of appointment being executed by or on behalf of the Issuer and any person appointed as Registrar, such person shall become a party to this Agreement and the Junior Variable Funding Notes Facility Agreement as if originally named in them and shall act as Registrar in respect of the Notes.
(iii)Any corporation into which the Registrar may be merged or converted, or any corporation with which the Registrar may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Registrar shall be a party, or any corporation, including affiliated corporations, to which the Registrar shall sell or otherwise transfer: (i) all or substantially all of its assets or (ii) all or substantially all of its corporate trust business shall, on the date when the merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws become the successor Registrar under this Agreement and the Junior Variable Funding Notes Facility Agreement without the execution or filing of any paper or any further act on the part of the parties to this Agreement, unless otherwise required by the Issuer, and after the said effective date all references in this Agreement and the Junior Variable Funding Notes Facility Agreement to the Registrar shall be deemed to be references to such successor corporation. Written notice of any such merger, conversion, consolidation or transfer shall be given to the Issuer and the Senior Notes Subscribers by the Registrar within five (5) Business Days of the effective date thereof.

(e)The Registrar may in connection with its services hereunder:
(i)rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine;
(ii)engage and pay for the advice or services it reasonably considers necessary and rely upon any written advice so obtained (and the Registrar shall be protected and incur no liability as against the Issuer in respect of any action taken, or suffered to be taken in good faith, in accordance with such advice);
(iii)assume that the terms of each Note as issued are correct; and
(iv)whenever in the administration of this Agreement or the Junior Variable Funding Notes Facility Agreement it shall deem it desirable that a matter be proved or established prior to taking, suffering to be taken or omitting to take any action hereunder or under the terms of the Junior Variable Funding Notes Facility Agreement, accept a certificate signed by any person duly authorised on behalf of the Issuer or any other party to a Transaction Document as to any fact or matter prima facie within the knowledge of the Issuer or, as the case may be, that other party as sufficient evidence thereof.
(f)The Registrar shall only be obliged to perform the duties set out herein and under the Junior Variable Funding Notes Facility Agreement. The Registrar shall not be (i) under any fiduciary duty towards or other obligation towards or have any relationship of agency or trust for or with any person other than a relationship of agency with the Issuer and the Security Trustee, (ii) be responsible or liable in respect of the authorisation, enforceability, validity or legality of any of the Transaction Documents or the Notes or any act omission of any other person or (iii) be under any obligation towards any person other than the Issuer and the Security Trustee.
(g)The Issuer agrees to indemnify the Registrar and each of its directors, officers, employees, agents, successors and permitted assigns (each a "Registrar Indemnified Person") for, and to hold the Registrar harmless against any duly documented damages, losses or liabilities and costs and expenses (excluding (A) any Tax imposed on or calculated by reference to net income received or receivable by the relevant Registrar Indemnified Person, (B) loss of profit, goodwill, reputation, business opportunity or anticipated saving, and (C) special, punitive, indirect or consequential damages) incurred, arising out of, or in connection with, the acceptance and provisions of any services or the exercise or performance of any of its powers or duties by the Registrar under this Agreement and the Junior Variable Funding Notes Facility Agreement, including the costs and expenses (including legal fees and expenses and VAT on such costs and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement or the Junior Variable Funding Notes Facility Agreement except as may result from fraud, negligence or wilful default on the part of the Registrar or on the part of its directors, officers, employees or agents.
(h)The obligations created by Clause 2.5(g) of the Issuer to indemnify the Registrar shall survive the termination or discharge of this Agreement and the Junior Variable Funding Notes Facility Agreement and/or termination of the appointment of the Registrar.

(i)The Registrar shall only be liable to the Issuer for any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that the Issuer may incur or that may be made against it as a direct result of the Registrar's negligence, fraud or wilful misconduct or that of its officers, employees or agents.
(j)Without prejudice to any provision of any Transaction Document excluding or limiting the Registrar's liability, any liability of the Registrar arising under or in connection with any Transaction Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Registrar or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Registrar at any time which increase the amount of that loss. In no event shall the Registrar be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Registrar has been advised of the possibility of such loss or damages.
(k)The Registrar shall not be under any obligation to take any action under this Agreement or the Junior Variable Funding Notes Facility Agreement which may be illegal or contrary to applicable law or regulation.
(l)The Registrar may delegate any of its obligations under this Agreement and/or the Junior Variable Funding Notes Facility Agreement to any other person with the prior consent of the Issuer (not to be unreasonably withheld). In the case the Registrar delegates the Registrar's obligations to an Affiliate of the Registrar, no such consent will be required. Notwithstanding any delegation, the Registrar shall continue to be liable for its obligations under the Transaction Documents.
(m)In no event shall the Registrar be liable for any losses arising from the Registrar receiving or transmitting any data to the Issuer and/or any other Secured Creditor (or any Authorised Signatory) or acting upon any notice, instruction or other communications via any Electronic Means. The Registrar has no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorised to give instructions or directions on behalf of the Issuer and/or any Secured Creditor (or any Authorised Signatory). The parties hereto agree that the security procedures, if any, to be followed in connection with a transmission of any such notice, instructions or other communications, provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.
(n)No provision of any Transaction Document shall require the Registrar to expend its own funds or assume any financial commitment in the performance of any of its duties hereunder or under the Junior Variable Funding Notes Facility Agreement, or in the exercise of any of its rights or powers hereunder or under the Junior Variable Funding Notes Facility Agreement, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity and/or security and/or prefunding against such commitment is not reasonably assured to it.
(o)The Registrar shall, on demand in writing by the Security Trustee made at any time after a Security Enforcement Notice has been delivered and until notified in writing by the Security Trustee to the contrary, so far as permitted by applicable law:

(i)act as agent of the Security Trustee under and on the terms of this Agreement and the Junior Variable Funding Notes Facility Agreement (with consequential amendments as necessary and except that the Security Trustee's liability under this Agreement for the indemnification, remuneration and expenses of the Registrar will be limited to the amounts for the time being held by the Security Trustee in respect of the Notes on the terms of the Issuer Deed of Charge) and thereafter to hold all Notes and all moneys, documents and records held by it in respect of the Notes to the order of the Security Trustee; and
(ii)deliver all Notes and all moneys, documents and records held by it in respect of the Notes to the Security Trustee or as the Security Trustee directs in such demand.
2.6The Register
(a)The Issuer shall, from the Closing Date to the final maturity date of the Notes, procure that the Register is maintained by the Registrar at its registered office in accordance with the Conditions. The Registrar shall, upon reasonable notice, at all reasonable times during office hours make the Register electronically available to the Issuer, the Senior Notes Subscribers, the Cash Manager and the Security Trustee or any person authorised by any of them.
(b)The Register shall show the number of issued Notes, their principal amount, their date of issue, the date of each advance under each Senior Variable Funding Note and the date and amount of each payment by the Issuer under each Senior Variable Funding Note and shall identify the Note, record the name and address of its initial subscriber, all subsequent transfers and changes of ownership in respect of it, the names and addresses of its subsequent holders and a list (which may be in electronic form) setting out the name of the Note Subscribers as at that Business Day, its respective commitments, and the account details of each Note Subscriber for any payment to be distributed by the Cash Manager to that Note Subscriber under the Transaction Documents.
(c)Except as ordered by a court of competent jurisdiction or as required by law, the person in whose name a Note is registered in the Register shall be deemed to be and may be treated as its absolute owner for all purposes whether or not it is overdue and regardless of any notice of ownership, trust or an interest in it, or the theft or loss of such Note and no person shall be liable for so treating the holder and in this Agreement and the Junior Variable Funding Notes Facility Agreement, the terms "Note Subscriber" and "holder" shall be construed accordingly.
2.7Cancellation and destruction of Notes
(a)All Notes that are redeemed in full shall be cancelled as soon as reasonably practicable by the Registrar.
(b)If the Issuer purchases a Note, it shall surrender such Note to the Registrar and upon surrender thereof, such Note (or portion of such Note) shall be cancelled as soon as reasonably practicable by the Registrar. Any Note so surrendered for cancellation may not be reissued or resold and the obligations of the Issuer in respect of any such Note (or portion of such Note) shall be discharged.

(c)The Registrar shall, as soon reasonably practicable upon demand by the Issuer or the Security Trustee after the date of any such redemption in full or purchase, send the Issuer and the Security Trustee a certificate stating the aggregate principal amount of the Note that has been redeemed in full and cancelled.
(d)Unless otherwise instructed by the Issuer, the Registrar (or its designated agent) shall destroy the Notes in its possession.
(e)The Registrar shall only be required to comply with its obligations under this Clause 2.7 in respect of the Note (or portion of the Note) surrendered for cancellation following a purchase of the same by the Issuer to the extent it has been informed by the Issuer of such purchases in accordance with Clause 2.7(b) above.
2.8Market Disruption
(a)Credit Agricole Corporate and Investment Bank in its capacity as Senior Notes Subscriber shall have the right to cancel its Senior Notes Subscribers Commitment Amount upon thirty (30) calendar days prior written notice to the Programme Servicer and the other Senior Notes Subscribers if, for a period of two hundred and ten (210) consecutive calendar days, LMA SA, its European ABCP conduit, has not successfully issued commercial paper on the US or European commercial paper market in an amount sufficient to cover completely or partially its refinancing needs for the purposes of the Securitisation Programme.
(b)In the event that Credit Agricole Corporate and Investment Bank in its capacity as Senior Notes Subscriber cancels its Senior Notes Subscribers Commitment Amount in accordance with this Clause 2.8, the other Senior Notes Subscribers may also cancel their Senior Notes Subscribers Commitment Amount with effect from the date of effectiveness of the notice sent by Credit Agricole Corporate and Investment Bank in its capacity as Senior Notes Subscriber referred to in paragraph (a) above.
3.PURPOSE
3.1Purpose
The Senior Variable Funding Notes Facility is intended, to provide the Issuer with financing to fund, in whole or in part:
(a)subject to the Reloading Period Monthly Priority of Payments, the payment of the Purchase Price in respect of the purchase of Eligible Receivables from the Master Purchaser pursuant to the Final Transfer and Servicing Agreement; and
(b)on a Weekly Payment Date or an Ad Hoc Payment Date, in accordance with the Reloading Period Weekly Priority of Payments, the partial redemption of the STS Junior Note by the Issuer under Condition 7.2 (Mandatory redemption for Intraperiod Advance during the Reloading Period) of the STS Junior Note in the event that the Programme Servicer exercises its rights under Clause 2.3 (Intraperiod Advances) to request a Senior Notes Intraperiod Advance or an Additional Senior Notes Intraperiod Advance under this Agreement, and, accordingly, the Issuer shall apply all amounts raised by it under the Senior Variable Funding Notes Facility only for such purposes.
3.2No obligation to Monitor Use of Proceeds
Without in any way affecting the obligations of the Issuer, no Senior Notes Subscriber, nor the Lead Arranger or the Security Trustee is bound to monitor or verify the application of amounts raised by the Issuer under this Agreement.
4.CONDITIONS PRECEDENT
4.1Conditions Precedent to Issue
The Issuer shall not deliver an initial funding request (such notice to be in the form set out in Schedule 2, a "Senior Variable Funding Notes Funding Notice") and the Senior Notes Subscribers will not have any obligation to make any advance to the Issuer pursuant to any Senior Variable Funding Notes Funding Notice delivered to it, unless the Senior Notes Subscribers have received all of the documents and other evidence listed in Part II (Conditions Precedent to the First Transfer Date) of Schedule 7 (Conditions Precedent and Conditions Subsequent) of the Master Definitions and Common Terms Agreement in form and substance satisfactory to the Senior Notes Subscribers.
4.2Conditions Precedent to each Advance
The Issuer shall not deliver a funding increase notice (such notice to be in the form set out in Schedule 2 or included in the Monthly Calculation Agent Report delivered on the applicable Calculation Date, a "Senior Variable Funding Notes Increase Notice"), a Senior Notes Intraperiod Advance notice or an Additional Senior Notes Intraperiod Advance notice (in each case, a “Senior Notes Intraperiod Advance Notice”, such notice to be in the form set out in Schedule 2 or, if applicable, included in the Weekly Calculation Agent Report delivered on the relevant Weekly Request Date), and the Senior Notes Subscribers will not have any obligation to make any advance to the Issuer pursuant to any Senior Variable Funding Notes Increase Notice or Senior Notes Intraperiod Advance Notice delivered to it, unless the following conditions precedent are satisfied on the date on which the notice is delivered and, where applicable, the date on which such advance is to be made:
(a)in respect of a Senior Variable Funding Notes Increase Notice, the operations precedent to each Transfer Date as detailed in clause 9.2 (Operations preceding each Transfer Date) of the Master Transfer and Servicing Agreement and Clause 4.2 (Operations preceding each Transaction Date) of the Final Transfer and Servicing Agreement have been completed;
(b)the amount of the increase, the aggregate amounts of the Senior Notes Intraperiod Advances to be made on such date or the aggregate amounts of the Additional Senior Notes Intraperiod Advances to be made on such date (as applicable) requested of the Senior Notes Subscribers in aggregate with the relevant existing Senior Notes Principal Balance excluding such increase, the aggregate amounts of the Senior Notes Intraperiod Advances to be made on such date or the aggregate amounts of the Additional Senior Notes Intraperiod Advance to be made on such date (as applicable) would not cause:

(i)the Senior Notes Subscribers Commitment Amount for any Senior Notes Subscriber to be exceeded; or
(ii)the overall aggregate Senior Notes Facility Limit to be exceeded, as calculated on the Calculation Date immediately preceding the Transaction Date on which the increase is to be made (in relation to an increase), on the Weekly Request Date immediately preceding the Weekly Payment Date on which the Senior Notes Intraperiod Advance is to be made or, as applicable (in relation to a Senior Notes Intraperiod Advance) or on the Ad Hoc Payment Date on which the Additional Senior Notes Intraperiod Advance is to be made (in relation to the Additional Senior Notes Intraperiod Advance);
(c)the representations and warranties set out in Clause 7 (Representations and Warranties) in respect of the Issuer, in Clause 24 (Representations and Warranties) of the Master Transfer and Servicing Agreement in respect of the TD SYNNEX Parties, in Clause 7 (Securitisation Regulation Undertakings) of the Master Definitions and Common Terms Agreement in respect of the Sellers, the Risk Retention Holders and, to the extent applicable, the Junior Notes Subscriber and in the Parent Guarantee in respect of the Guarantor are on the date of the Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice or, as applicable, Senior Notes Intraperiod Advance Notice, true, accurate and up to date;
(d)no Issuer Event of Default, Potential Issuer Event of Default, Potential Stop Purchase Event, Stop Purchase Event, Potential Early Amortisation Event or Early Amortisation Event has occurred and is continuing on the date of such Senior Variable Funding Notes Increase Notice or, as applicable, Senior Notes Intraperiod Advance Notice, unless the Security Trustee acting on the instructions of the Secured Creditors for the purposes of Clause 18 (Modifications and Consents) of the Issuer Deed of Charge has waived the relevant event;
(e)in respect of a Senior Variable Funding Notes Increase Notice, the date of the advance, as specified in such Senior Variable Funding Notes Increase Notice is a Transaction Date;
(f)in respect of a Senior Notes Intraperiod Advance Notice, if since the Transaction Date immediately preceding the relevant Weekly Payment Date or as applicable the relevant Ad Hoc Payment Date, there has been a downgrade of the TD SYNNEX External Rating, as of the date of the Senior Notes Intraperiod Advance Notice any obligation of any TD SYNNEX Party in any Transaction Document arising from any downgrade of the TD SYNNEX External Rating has been complied with and any required security, appointment or other consequence has been fully implemented, it being provided that any such consequence must be fully complied with by the date of such Senior Notes Intraperiod Advance or, as applicable, Additional Senior Notes Intraperiod Advance including if the date of such Senior Notes Intraperiod Advance or, as applicable, Additional Senior Notes Intraperiod Advance falls within a grace period;
(g)in respect of a Senior Notes Intraperiod Advance Notice, the date of the advance, as specified in such Senior Notes Intraperiod Advance Notice, is a Weekly Payment Date or, as applicable an Ad Hoc Payment Date, provided that such notice is delivered two (2) Business Days prior to such Ad Hoc Payment Date and the date of advance is not a Weekly Payment Date;

(h)in respect of a Senior Notes Intraperiod Advance Notice, the making of the relevant advances would not cause the Maximum Senior Notes Amount to be exceeded:
(i)as calculated on the immediately preceding Calculation Date (as reflected in the Monthly Calculation Agent Report); or
(ii)if lower than or equal to the Maximum Senior Notes Amount calculated under (i), as such amount would be calculated (if such calculations were made):
(A)in relation to a Senior Notes Intraperiod Advance, on the Weekly Request Date on which such advance is requested; or
(B)in relation to an Additional Senior Notes Intraperiod Advance, on the Ad Hoc Request Date on which such advance is requested;
(i)in respect of a Senior Notes Intraperiod Advance Notice, the partial early redemption of the STS Junior Note using the proceeds of the advances to be made on such date would not cause the amount outstanding under the STS Junior Notes after the payment by the Issuer of the Senior Notes Intraperiod Advances or Additional Senior Notes Intraperiod Advances (as applicable) to be lower than the Minimum STS Junior Note Required Amount;
(j)the date of such advances falls within the Reloading Period;
(k)the Junior Notes Subscriber has subscribed for the Junior Notes and paid to the Issuer (including, if applicable, by way of set-off) in full the Minimum STS Junior Note Required Amount in respect of the STS Junior Note and the Non-STS Junior Note Required Balance in respect of the Non-STS Junior Note as of such date under the Junior Variable Funding Notes Facility Agreement; and
(l)the PPN Holder has subscribed for the PPN and paid to the Issuer the PPN Principal Amount on the Closing Date in full.
4.3Conditions Subsequent
The Issuer shall deliver to the Senior Notes Subscribers the documents referred to in part III (Conditions Subsequent) of Schedule 7 (Conditions Precedent and Conditions Subsequent) of the Master Definitions and Common Terms Agreement within thirty (30) days of the First Transfer Date, except for the condition subsequent referred to in paragraph (4) of part III (Conditions Subsequent) of Schedule 7 (Conditions Precedent and Conditions Subsequent) of the Master Definitions and Common Terms Agreement which shall be completed within 15 days of the First Transfer Date.
5.UTILISATION OF THE SENIOR VARIABLE FUNDING NOTES FACILITY
5.1Issue of Senior Variable Funding Notes
Subject to satisfaction of the conditions precedent referred to in Clause 4 above and Part 2 (Conditions Precedent to the First Transfer Date) of Schedule 7 (Conditions Precedent and Conditions Subsequent) of the Master Definitions and Common Terms Agreement each Senior Notes Subscriber shall purchase for a purchase price equal to the Senior Note

Required Amount on issue of the Senior Variable Funding Note and, upon payment of that amount to the Issuer Account for value on that date, the Issuer shall issue and deliver, a Senior Variable Funding Note to each Senior Notes Subscriber on the Closing Date in accordance with Clause 5.2.
5.2Form and Delivery of Senior Variable Funding Notes on Issue
The Senior Variable Funding Notes issued by the Issuer pursuant to this Agreement shall be:
(a)in definitive registered form in substantially the form set out in Schedule 3 (Form of Senior Variable Funding Note) to this Agreement and subject to the Conditions set out in Schedule 4 (Terms and Conditions of the Senior Variable Funding Notes) or in such other form as may from time to time be agreed between the Issuer and the Senior Notes Subscribers and executed by, or on behalf of, the Issuer;
(b)denominated in EUR;
(c)transferable, subject to Condition 2 (Transfers of Senior Variable Funding Notes); and
(d)dated the Closing Date.
The Issuer covenants with the Senior Notes Subscribers and the Security Trustee that it will register (or procure the registration of) the Senior Notes Subscribers as notes subscribers in the Register in respect of the Senior Variable Funding Notes purchased by it immediately upon issue thereof and as the sole person with rights to payment of principal of, and interest on, such Senior Variable Funding Notes. The Register shall be held and maintained by the Registrar (on behalf of the Issuer) in Ireland. A copy of the Register shall be provided to the Issuer (and to the Corporate Services Provider) as soon as reasonably practicable following the Closing Date which it shall keep at its registered office in Ireland and a copy of which it shall provide to the Senior Notes Subscribers (or any subsequent unit subscriber following a transfer under Condition 2 (Transfers of Senior Variable Funding Notes)), upon request.
Subject to Condition 2 (Transfers of Senior Variable Funding Notes), the registered holder of a Senior Variable Funding Note may request an exchange of its Senior Variable Funding Note for two or more substitute Senior Variable Funding Notes having an aggregate Senior Notes Principal Balance equal to the Senior Notes Principal Balance of the Senior Variable Funding Note to be exchanged by delivering such Senior Variable Funding Note to the Registrar with its written request therefor which shall specify the name, address, payment details and the respective principal amounts of the Senior Variable Funding Notes applicable to each person to be registered as a registered holder of each such substitute Senior Variable Funding Note. If a Senior Variable Funding Note is to be exchanged for substitute Senior Variable Funding Notes, the Issuer shall cause the delivery of such substitute Senior Variable Funding Notes to the registered holders thereof within thirty (30) days after the registered holder of the Senior Variable Funding Note to be exchanged shall have delivered its request therefor.

5.3Delivery of Senior Variable Funding Notes Funding Notices, Senior Variable Funding Notes Increase Notices and Senior Notes Intraperiod Advance Notices
(a)Subject to Clause 4, the satisfaction of the conditions precedent to issue included in Part II (Conditions Precedent to the First Transfer Date) of Schedule 7 (Conditions Precedent and Conditions Subsequent) of the Master Definitions and Common Terms Agreement and the other terms and conditions hereunder, the Issuer (or the Programme Servicer on its behalf) may, from time to time, request each Senior Notes Subscriber to make an advance to the Issuer:
(i)in respect of an advance (other than a Senior Notes Intraperiod Advance or an Additional Senior Notes Intraperiod Advance): on the First Transfer Date by delivering to each Senior Notes Subscriber by email (with a copy to the Cash Manager and the Registrar), not later than 12 p.m. (noon) on (a) the second (2nd) Business Day immediately preceding the Closing Date a duly completed Senior Variable Funding Notes Funding Notice;
(ii)in respect of an advance (other than a Senior Notes Intraperiod Advance or an Additional Senior Notes Intraperiod Advance): on a Transfer Date (other than the First Transfer Date) by delivering to each Senior Notes Subscriber by email (with a copy to the Cash Manager and the Registrar), not later than 12 p.m. (noon) on the Calculation Date immediately preceding the relevant Transaction Date, a duly completed Senior Variable Funding Notes Increase Notice; and
(iii)in respect of a Senior Notes Intraperiod Advance: on a Weekly Payment Date by delivering to each Senior Notes Subscriber by email (with a copy to the Calculation Agent, the Cash Manager and the Registrar), not later than 12 p.m. (noon) on a Weekly Request Date a duly completed Senior Notes Intraperiod Advance Notice;
(iv)in respect of an Additional Senior Notes Intraperiod Advance: on an Ad Hoc Payment Date by delivering to the Senior Notes Subscriber by email (with a copy to the Calculation Agent, the Cash Manager and the Registrar), not later than 12 p.m. (noon) on the Ad Hoc Request Date a duly completed Senior Notes Intraperiod Advance Notice.
(b)The obligation of the Issuer to provide a Senior Variable Funding Notes Funding Notice, a Senior Variable Funding Notes Increase Notice or, if applicable, a Senior Notes Intraperiod Advance Notice (other than in respect of an Additional Senior Notes Intraperiod Advance) to the Senior Notes Subscribers may be (and shall be deemed to be) discharged by the delivery by the Calculation Agent to, amongst others, the Senior Notes Subscribers of a Monthly Calculation Agent Report on the relevant Calculation Date or, as applicable, a Weekly Calculation Agent Report on a Weekly Request Date (or in relation to the Senior Variable Funding Notes Funding Notice, before the Closing Date), which Monthly Calculation Agent Report or, as applicable, Weekly Calculation Agent Report shall, for the purposes of this Agreement, be deemed to be a Senior Variable Funding Notes Funding Notice or a Senior Variable Funding Notes Increase Notice (as applicable).

5.4Form of Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice and Senior Notes Intraperiod Advance Notice
Each Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice and each Senior Notes Intraperiod Advance Notice shall be signed by the Issuer or by the Programme Servicer on its behalf (unless Clause 5.3(b) above applies), shall be irrevocable and shall specify:
(a)the amount of the advance which is requested of the Senior Notes Subscribers;
(b)the date on which such advance is to be made, which shall be the Closing Date, the next Transaction Date, the next Weekly Payment Date or, as applicable, an Ad Hoc Payment Date;
(c)the relevant Senior Notes Principal Balance immediately following the making of the advance.
5.5Consequences of Delivery of a Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice or Senior Notes Intraperiod Advance Notice
Delivery of a Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice or, as applicable, a Senior Notes Intraperiod Advance Notice pursuant to Clause 5.3 shall constitute an irrevocable agreement by the Issuer binding upon it: (a) (i) to accept the advance described in it on the date stated in the notice, and (ii) to the increase in the relevant Senior Notes Principal Balance in accordance with Clause 5.7 (Recording Increases and Reductions in the Senior Notes Principal Balance) and (b) a representation by the Issuer that each of the conditions precedent set out in Clause 4.2 (Conditions Precedent to each Advance) has been satisfied.
5.6Obligation to Make Advances
Without prejudice to Clause 4 and Part 2 (Conditions Precedent to the First Transfer Date) of Schedule 7 (Conditions Precedent and Conditions Subsequent) of the Master Definitions and Common Terms Agreement and the other relevant terms and conditions hereunder, subject to its receipt of a Senior Variable Funding Notes Funding Notice, a Senior Variable Funding Notes Increase Notice or, as applicable, a Senior Notes Intraperiod Advance Notice in accordance with Clauses 5.3 (Delivery of Senior Variable Funding Notes Funding Notices, Senior Variable Funding Notes Increase Notices and Senior Notes Intraperiod Advance Notices) and 5.4 (Form of Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice and Senior Notes Intraperiod Advance Notice), each Senior Notes Subscriber shall make each advance requested of it in a Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice or, as applicable, Senior Notes Intraperiod Advance Notice by paying to the Issuer Account:
(a)in respect of a Senior Variable Funding Notes Funding Notice or, as applicable, a Senior Variable Funding Notes Increase Notice, on the Closing Date or the Transaction Date specified in the relevant notice;
(b)in respect of a Senior Notes Intraperiod Advance Notice:
(i)in respect of a Senior Notes Intraperiod Advance: on the Weekly Payment Date specified in the notice; and

(ii)in respect of an Additional Senior Notes Intraperiod Advance, on the Ad Hoc Payment Date specified in the notice, the amount of the advance requested in that notice or (if necessary) such lesser amount as will not result in the Senior Notes Principal Balance in respect of its Senior Note exceeding its Senior Notes Subscribers Commitment Amount.
5.7Increases in Senior Notes Principal Balance
If any Senior Notes Subscriber makes an advance to the Issuer in accordance with Clause 5.6 (Obligation to Make Advances), the relevant Senior Notes Principal Balance shall be increased automatically and without the need for any further action by such Senior Notes Subscriber or the Issuer by the amount of that advance.
5.8Recording Increases and Reductions in the Senior Notes Principal Balance
Each Senior Variable Funding Note shall be prima facie evidence of the outstanding indebtedness owed by the Issuer to the relevant Senior Notes Subscriber in respect of such Senior Variable Funding Note from time to time. Notwithstanding the obligation of the Registrar to maintain the Register in relation to the Senior Variable Funding Notes, the Issuer authorises each Senior Notes Subscriber to record on the grid attached to its Senior Variable Funding Notes (or, at its option, in its internal books and records) (a) the date and amount of the funding of (i) the relevant initial Senior Notes Principal Balance, and (ii) each increase in the relevant Senior Notes Principal Balance, and (b) the date and amount of each repayment of the principal amount represented by such Senior Variable Funding Notes and corresponding reduction in its Senior Notes Principal Balance; provided that the failure to record, or any error in recording, any of these matters on the grid or in the internal books or records referred to above shall not adversely affect the right of a Senior Notes Subscriber to receive principal and interest in respect of its Senior Variable Funding Notes to the extent there is sufficient evidence otherwise available to prove the obligations.
6.OBLIGATIONS UNDER THE SENIOR VARIABLE FUNDING NOTES
6.1Obligations
The Issuer covenants in favour of the Senior Notes Subscribers from time to time that it will duly perform and comply with its obligations in respect of the Senior Variable Funding Notes (including the relevant Conditions and for this purpose any reference in the Conditions to any obligation or payment under or in respect of the Senior Variable Funding Notes shall be construed to include a reference to any obligation or payment under or pursuant to this provision) and in this Agreement.
6.2Successors and assigns
The covenant set out in Clause 6.1 shall inure for the benefit of the Senior Notes Subscribers and each of its respective (and any subsequent) successors and assigns, each of which shall be entitled severally to enforce the covenant set out in Clause 6.1.

7.REPRESENTATIONS AND WARRANTIES
7.1Representations and warranties of the Issuer
Pursuant to this Agreement and with reference to the facts and circumstances existing on the date hereof, each of the representations and warranties set out in part 1 (Representations and warranties of the Issuer and Final Purchaser) of Schedule 5 (Representations and Warranties) to the Master Definitions and Common Terms Agreement is made to the Senior Notes Subscribers and the Security Trustee by the Issuer.
7.2Repetition of representations and warranties
The representations and warranties referred to in Clause 7.1 (Representations and warranties of the Issuer) (other than paragraph 9 of Part 1 (Representations and warranties of the Issuer and Final Purchaser) of Schedule 5 (Representations and Warranties) to the Master Definitions and Common Terms Agreement) shall be deemed repeated by the Issuer on the Closing Date, on each Information Date, on each Calculation Date, on each Weekly Request Date on which a Senior Notes Intragroup Advance Notice is delivered to the Senior Notes Subscribers, on each Weekly Payment Date on which a Senior Notes Intragroup Advance is made, on each Ad Hoc Request Date, on each Ad Hoc Payment Date and on each Transaction Date with reference to the facts and circumstances existing on such date.
7.3Reliance
The Issuer acknowledges that the representations and warranties above are made with a view to inducing the Senior Notes Subscribers and the Security Trustee to enter into the Transaction Documents and that the Senior Notes Subscribers, and the Security Trustee have entered into this Agreement, inter alia, in reliance thereon and have relied upon these representations and warranties.
7.4Representations and Warranties of the Senior Notes Subscribers
(a)Each Senior Notes Subscriber on the date of this Agreement and each Senior Notes Subscriber on the date it becomes a Senior Notes Subscriber hereby severally represents, warrants and covenants to the Issuer that:
(i)in relation to each payment of interest or other distribution to it in respect of the Senior Variable Funding Notes, the payment is a Qualifying Payment; and
(ii)it is not, with respect to such payment of interest, a Tax Haven Notes Subscriber which is an Outbound Payments Associated Entity of the Issuer.
8.UNDERTAKINGS
(a)The Issuer makes the undertakings set forth in part 1 (Undertakings of the Issuer and the Final Purchaser) of Schedule 6 (Undertakings) of the Master Definitions and Common Terms Agreement to the Senior Notes Subscriber and the Security Trustee.

9.TAX GROSS-UP AND INDEMNITIES
Unless a contrary indication appears, in this Clause 9 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.
9.1Tax gross-up
(a)Except where otherwise provided for in any Transaction Document, the Issuer shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.
(b)The Issuer shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Transaction Party which is, or shall be, entitled to receive that payment.
(c)Except where otherwise provided for in any Transaction Document, if a Tax Deduction is required by law to be made by the Issuer in respect of a payment due to a Transaction Party, the amount of such payment due from the Issuer shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.
(d)If the Issuer is required to make a Tax Deduction, the Issuer shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.
(e)Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Issuer making that Tax Deduction shall deliver to the Transaction Party which is, or shall be, entitled to receive that payment evidence reasonably satisfactory to that Transaction Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
(f)If the Issuer makes a Tax Payment and the relevant Transaction Party determines that:
(i)a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and
(ii)that Party has obtained and utilised that Tax Credit,
the Party shall pay an amount to the Issuer which that Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Issuer.
(g)Upon the reasonable request of the Issuer, any Finance Party that is legally entitled to an exemption from or reduction of any withholding or deduction for or on account of Tax under the law of the jurisdiction in which such Finance Party or the Issuer is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement and the Transaction Documents, shall deliver to the Issuer, such properly completed and executed documentation reasonably requested by the Issuer, as will permit such payments to be made without withholding or deduction for or on account of Tax or at a reduced rate of such withholding or deduction.
(h)In the event that a Senior Notes Subscriber ceases to be a Qualifying Note Subscriber and, as a result, the Issuer is required to increase a payment to such Senior Notes Subscriber in accordance with paragraph (c) of this Clause 9.1, the Programme Servicer (or another TD SYNNEX Party) may, giving at least five (5) Business Days’ notice, give notice of its intention to repurchase the relevant Senior Note or request that another Senior Notes Subscriber purchase the relevant Senior Note, in which case the Programme Servicer (or another TD SYNNEX Party) or, as applicable, another Senior Notes Subscriber shall purchase such Senior Note on the immediately following Transaction Date for a purchase price equal to the Senior Notes Principal Balance of such Senior Note together with any accrued interest and in accordance with the provisions of this Agreement and the other Transaction Documents.
9.2Tax indemnity
(a)The Issuer shall within five (5) Business Days’ of demand by a Protected Party pay to it an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Transaction Document.
(b)Paragraph (a) above shall not apply:
(i)with respect to any Tax assessed on a Transaction Party:
(A)under the law of the jurisdiction in which that Transaction Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Transaction Party is treated as resident for tax purposes; or
(B)under the law of the jurisdiction in which that Transaction Party's Administrative Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Transaction Party; or
(ii)to the extent a loss, liability or cost:
(A)is compensated for by an increased payment under Clause 9.1 (Tax gross-up); or
(B)relates to a FATCA Deduction required to be made by a Party.
(c)A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Programme Servicer of the event which will give, or has given, rise to the claim.

9.3Stamp taxes
The Issuer shall pay and indemnify, within five (5) Business Days’ of demand, each Transaction Party against any cost, loss or liability that Transaction Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Transaction Document.
9.4VAT
(a)All amounts expressed to be payable under a Transaction Document by any Party to a Transaction Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Transaction Party to any Party under a Transaction Document and such Transaction Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Transaction Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Transaction Party must promptly provide an appropriate VAT invoice to that Party).
(b)If VAT is or becomes chargeable on any supply made by any Transaction Party (the "Supplier") to any other Transaction Party (the "Recipient") under a Transaction Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Transaction Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):
(i)(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and
(ii)(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.
(c)Where a Transaction Document requires any Party to reimburse or indemnify a Transaction Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Transaction Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Transaction Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
(d)Any reference in this Clause 9.4 (VAT) to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994 or, in respect of Ireland, to mean the group member notified by the Revenue Commissioners of Ireland in accordance with section 15(1)(a) of the Value-Added Tax Consolidation Act 2010 as being the member responsible for complying with the provisions of that Act in respect of the group).
(e)In relation to any supply made by a Transaction Party to any Party under a Transaction Document, if reasonably requested by such Transaction Party, that Party must promptly provide such Transaction Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Transaction Party's VAT reporting requirements in relation to such supply.
9.5Senior Notes Subscriber Status Confirmation
Each Senior Notes Subscriber on the date of this Agreement and each Notes Subscriber on the date it becomes a Notes Subscriber hereby severally represents, warrants and covenants, to the Issuer that it is a Qualifying Notes Subscriber.
9.6FATCA information
(a)Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:
(i)confirm to that other Party whether it is:
(A)a FATCA Exempt Party; or
(B)not a FATCA Exempt Party;
(ii)supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and
(iii)supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.
(b)If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.
(c)Paragraph (a) above shall not oblige any Transaction Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(i)any law or regulation;
(ii)any fiduciary duty; or

(iii)any duty of confidentiality.
(d)If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Transaction Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.
9.7FATCA Deduction
(a)Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
(b)Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the other Transaction Parties.
10.INCREASED COSTS
10.1Increased Costs
(a)Subject to Clause 10.3 (Exceptions), the Issuer shall, within five (5) Business Days’ of demand, for the account of a Senior Notes Subscriber the amount of any Increased Costs incurred by that Senior Notes Subscriber or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law, regulation or regulatory requirement, (ii) compliance with any law or regulation or (iii) the compliance with any applicable directive, request or requirement of any central bank or any self-regulating organisation or any governmental, fiscal, monetary or other authority, made after the date of this Agreement.
(b)In this Agreement "Increased Costs" means:
(i)the cost to the Senior Notes Subscribers of subscribing for or holding the Senior Notes or the cost to the Senior Notes Subscribers (as applicable) of otherwise giving effect to this Agreement or any of the other Transaction Documents;
(ii)any sum or proceeds received or to be received by the Senior Notes Subscribers under this Agreement or the other Transaction Documents is or will be reduced; or
(iii)any sum or proceeds payable by the Senior Notes Subscribers (as applicable), is or will be increased, which is incurred or suffered by a Senior Notes Subscriber or any of its Affiliates to the extent that it is attributable to that

Transaction Party having entered into its Purchase Commitment or funding or performing its obligations under any Transaction Document.
10.2Increased Cost claims
(a)A Senior Notes Subscriber intending to make a claim pursuant to this Clause 10 (Increased Costs) shall notify the Issuer of the event giving rise to the claim, with a copy to the Programme Servicer and the other Senior Notes Subscribers.
(b)The Issuer shall, as soon as practicable after a demand by the relevant Senior Notes Subscriber, provide a certificate confirming the amount of its Increased Costs.
10.3Exceptions
This Clause 10 (Increased Costs) does not apply to the extent any Increased Cost is:
(a)attributable to a Tax Deduction required by law to be made by the Issuer;
(b)attributable to a FATCA Deduction required to be made by a Party;
(c)compensated for by Clause 9.2 (Tax indemnity) (or would have been compensated for under Clause 9.2 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 9.2 (Tax indemnity) applied); or
(d)attributable to the wilful breach by the Issuer of any law or regulation.
11.INDEMNITIES
11.1Currency indemnity
(a)If any sum due from the Issuer under the Transaction Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:
(i)making or filing a claim or proof against the Issuer;
(ii)obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, the Issuer shall as an independent obligation, within five (5) Business Days of demand, indemnify each Senior Notes Subscriber to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.
(b)The Issuer waives any right it may have in any jurisdiction to pay any amount under the Transaction Documents in a currency or currency unit other than that in which it is expressed to be payable.

11.2Other Indemnities
(a)The Issuer, in respect of its own direct obligations to the Senior Notes Subscribers, irrevocably and unconditionally undertakes to indemnify and hold harmless the Senior Notes Subscribers, or to procure that the Senior Notes Subscribers are indemnified, for any duly documented damages, losses or liabilities and costs and expenses (but excluding (A) any Taxes or increased costs referred to under Clause 10 (Increased Costs), (B) loss of profits, goodwill, reputation, business opportunity or anticipated saved and (C) special, punitive, indirect or consequential damages) that are directly suffered by the Senior Notes Subscribers as a result of:
(i)any failure by the Issuer to comply with any of its undertakings under the Transaction Documents in a full and timely manner;
(ii)any inaccuracy of its representations and warranties under the Transaction Documents;
(iii)the occurrence of any Stop Purchase Event or Early Amortisation Event;
(iv)the Senior Variable Funding Notes or this Agreement or any Transaction Document being held to be illegal, invalid or cancelled or voided, or otherwise not in full force for any reason whatsoever;
(v)funding, or making arrangements to fund, the payment of any amounts under this Agreement but not made by reason of the operation of any one or more of the provisions of any Transaction Document;
(vi)any tax and pecuniary sanction which the Indemnified Party may incur as secondary or joint liability for failure to pay taxes by the Issuer, and to pay, without any set-off, deduction or withholding of any nature, to the Senior Notes Subscribers such amounts within five (5) Business Days’ following the receipt of a duly documented request from the Senior Notes Subscribers setting out the relevant claimed amount, together with a detailed description of the grounds on which a claim is based and the documentation relating thereto.
(b)No indemnification shall be due under Clause 10, to the extent the corresponding costs, damages, losses, expenses or liabilities result from the fraud, gross negligence or wilful misconduct on the part of the Senior Notes Subscribers (unless such gross negligence is primarily caused by an act or omission of the Issuer).
(c)The Issuer shall reimburse the Senior Notes Subscribers, the Security Trustee, the Cash Manager and the Registrar for duly documented costs and expenses (excluding any Taxes indemnified or capable of being indemnified in accordance with the terms of Clause 9 (Tax Gross-Up and Indemnities)): (i) arising out of the setting up, performance, modification, waiver, amendment or termination of any Transaction Document; or (ii) incurred in connection with the preservation or enforcement of any rights of the Issuer under any Transaction Document.
(d)In the event that any amount payable by the Issuer under any Transaction Document is (or becomes) subject to VAT, then a sum equal to such VAT shall be paid by the Issuer in addition to, and at the same time as, such amount.

12.MITIGATION BY THE SENIOR NOTES SUBSCRIBERS
12.1Mitigation
(a)Each Finance Party (other than the Security Trustee) shall, in consultation with the Issuer, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 13 (Illegality), Clause 9 (Tax gross-up and indemnities) or Clause 10 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.
(b)Paragraph (a) above does not in any way limit the obligations of the Issuer under the Finance Documents.
12.2Limitation of liability
(a)The Issuer shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 12.1 (Mitigation).
(b)A Finance Party is not obliged to take any steps under Clause 12.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.
13.ILLEGALITY
If at any time it becomes unlawful for a Senior Notes Subscriber to maintain, make, or fund any Senior Variable Funding Note or to allow any such facility to remain outstanding, the relevant Senior Notes Subscriber shall, as soon as reasonably practicable after becoming aware of that fact, deliver to the Issuer with a copy to the Lead Arranger and to the Cash Manager, a certificate to that effect, and if the Senior Notes Subscriber so specifies by notice to the Issuer with a copy to the Lead Arranger and the Cash Manager, the Senior Notes Subscribers Commitment Amount of such Senior Notes Subscriber shall automatically be reduced to zero (0) and the Issuer shall, upon the receipt of such notice from the relevant Senior Notes Subscriber and with not less than fifteen (15) Business Days' notice, prepay the relevant Senior Variable Funding Note in full on the first (1st) Transaction Date immediately following the first (1st) Assessment Date falling on or after the expiry of the notice period referred to above, subject to and in accordance with the applicable Priority of Payments. The Issuer will give notice to each other Senior Notes Subscriber and the Lead Arranger and the Security Trustee as soon as reasonably practicable, and in any event within two (2) Business Days, after receiving a notice from a Senior Notes Subscriber cancelling the Maximum Senior Notes Amount and/or requiring an early redemption in accordance with this Clause 13.
14.SENIOR VARIABLE FUNDING NOTES MISCELLANEOUS PROVISIONS
14.1Assignability
This Agreement shall be binding upon and inure to the benefit of, each of the Issuer and the Senior Notes Subscribers and their respective successors and permitted assigns, subject to the further provisions of this Clause 14.1.

The Parties shall not assign any of their rights and obligations hereunder or any Senior Variable Funding Note or any interest herein without the prior written consent of the Security Trustee, the Senior Notes Subscribers, the Programme Servicer or the Issuer, but:
(a)the Issuer may assign its rights and benefits under this Agreement to the Security Trustee pursuant to the Issuer Deed of Charge, provided that no assignee may be a United States person for United States federal income tax purposes or shall perform obligations under this Agreement from a location or through agents or employees within the United States; and
(b)each Senior Notes Subscriber may only transfer all of its rights and obligations hereunder together with the Senior Variable Funding Notes in accordance with Condition 2 (Transfers of Senior Variable Funding Notes) of the relevant Senior Variable Funding Note:
(i)prior to the occurrence of an Early Amortisation Event:
(A)to any Affiliate of any Senior Notes Subscriber (excluding any ABCP conduit managed or sponsored by it): without the consent of any TD SYNNEX Party;
(B)to any ABCP conduit managed or sponsored by a Senior Notes Subscriber : with the consent of the Programme Servicer, such consent not to be unreasonably withheld; and
(C)to any person other than those referred to in paragraphs (A) and (B) above: with the consent of the Programme Servicer; and
(ii)following the occurrence of an Early Amortisation Event: without the consent of any TD SYNNEX Party, provided that each Senior Notes Subscriber may assign its rights (but not transfer its obligations) under this Agreement and the Senior Variable Funding Notes to any ABCP conduit managed or sponsored by such Senior Notes Subscriber or any other special purpose vehicle managed or sponsored by such Senior Notes Subscriber or one of its Affiliates at any time without the consent of any TD SYNNEX Party, provided that (i) the obligations of that Senior Notes Subscriber hereunder remain with the relevant Senior Notes Subscriber, (ii) the liabilities of the Issuer or any TD SYNNEX Party shall not be increased as a result of any such assignment, and (iii) the assignee is a company resident for the purpose of tax in an EU Member State or a fund that issues securities subscribed by an ABCP conduit managed or sponsored by such Senior Notes Subscriber that is a company resident for the purpose of tax in an EU Member State.
15.GOVERNING LAW - JURISDICTION
15.1Governing Law
This Agreement and any non-contractual obligations arising out of it or in connection with it shall be governed by and construed in accordance with English law.

15.2Jurisdiction of English Courts
(a)The courts of England have exclusive jurisdiction to settle all disputes arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a "Dispute").
(b)The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
SENIOR NOTES SUBSCRIBER COMMITMENT AMOUNT
[*****]

SCHEDULE 2
FORM OF SENIOR VARIABLE FUNDING NOTES FUNDING NOTICE / SENIOR VARIABLE FUNDING NOTES INCREASE NOTICE / SENIOR NOTES INTRAPERIOD ADVANCE NOTICE
PART 1 (MANUSCRIPT FORM OF)
From:    TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY
To:    [•] as Senior Notes Subscriber
Dear Sirs,
1.We refer to the senior variable funding notes facility agreement dated [•] (as the same may be amended and/or restated from time to time), and made between, among others, the Issuer, the Senior Notes Subscribers and the Security Trustee (the "Senior Variable Funding Notes Facility Agreement"). Terms defined in, or incorporated by reference into, the Senior Variable Funding Notes Facility Agreement shall have the same meanings when used in this notice.
2.This notice is a [Senior Variable Funding Notes Funding Notice]/[Senior Variable Funding Notes Increase Notice]/[Senior Notes Intraperiod Advance Notice] as referred to in Clause 5.3 (Delivery of Senior Variable Funding Notes Funding Notices, Senior Variable Funding Notes Increase Notices and Senior Notes Intraperiod Advance Notices) and 5.4 (Form of Senior Variable Funding Notes Funding Notice, Senior Variable Funding Notes Increase Notice and Senior Notes Intraperiod Advance Notice) of the Senior Variable Funding Notes Facility Agreement.
3.We hereby give you notice, pursuant to Clause 5.4 of the Senior Variable Funding Notes Facility Agreement, that we request [an advance]/[a Senior Notes Intraperiod Advance]/[an Additional Senior Notes Intraperiod Advance] in respect of the Senior Variable Funding Note held by you as follows:
(a)amount of advance: EUR [●];
(b)the date on which the advance is to be made: [●] (which is the next [Transaction Date]/[Weekly Payment Date]/[Ad Hoc Payment Date] after the date on which this notice is delivered to you); and
(c)the relevant Senior Notes Principal Balance immediately following the making of the advance (which will not exceed the Maximum Senior Notes Amount) will be: EUR [●].
4.We confirm that each of the applicable conditions precedent set out in Clause 5 (Conditions Precedent) of the Senior Variable Funding Notes Facility Agreement has been satisfied on the date of this notice and will continue to be satisfied on the date on which the advance is to be made, and that each of the representations and warranties applicable to the Issuer set out in Clause 7 (Representations and Warranties) of the Senior Variable Funding Notes Facility Agreement is, on the date of this notice and will be on the date on which the advance is to be made, true and accurate.

5.This notice is dated [●] (which is a [Calculation Date]/[Weekly Request Date]/[Ad Hoc Request Date]).
Yours faithfully
Name:
Title:
For and on behalf of
TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY

PART 2 (FORM OF INCLUDED IN THE MONTHLY CALCULATION AGENT REPORT / WEEKLY CALCULATION AGENT REPORT)

SCHEDULE 3
FORM OF SENIOR VARIABLE FUNDING NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES, OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY
(incorporated as a designated activity company in Ireland; registered no. 793792) (the "Issuer")
Senior Variable Funding Note
This Senior Variable Funding Note (the "Senior Variable Funding Note") is issued by the Issuer and is issued subject to, and with the benefit of, the attached terms and conditions (the "Conditions") and the senior variable funding notes facility agreement dated 26 June 2026 (as amended and/or restated from time to time) between, among others, the Issuer, the Senior Notes Subscribers and the Security Trustee (the “Senior Variable Funding Notes Facility Agreement”). Capitalised terms used and not otherwise defined in this Note have the respective meanings specified in the Conditions.
For value received, the Issuer, subject to and in accordance with the Conditions, promises to pay to the registered holder of this Senior Variable Funding Note on the Final Termination Date the Senior Notes Principal Balance on that date as shown on the grid attached to this Senior Variable Funding Note or otherwise recorded in the books and records of the relevant Senior Notes Subscriber (being the Senior Notes Principal Balance on issue as from time to time increased in accordance with Clause 5.8 of the Senior Variable Funding Notes Facility Agreement and reduced in accordance with Conditions 6 and 7), in the manner specified in the Conditions together with accrued interest to but excluding the date of maturity in accordance with the Conditions.
This Senior Variable Funding Note is in registered form and is not transferable in part.
IN WITNESS WHEREOF the Issuer has caused this Note to be duly executed and delivered as of the date specified below.
TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY
By:
...............................        ..................................
Director    Director
ISSUED as of [date]

Grid for recording increases and reductions in Senior Notes Principal Balance

Date of change	Senior Notes Principal Balance	Amount of Increase	Date of Increase	Amount of Reduction	Date of Reduction
On issue	EUR [●]	-	-	-	-

Form of Senior Variable Funding Note Transfer
For value received.............................................(the "Transferor") hereby transfer(s) to
.........................................................................................................................................
.........................................................................................................................................
....................................................................................................    (the "Transferee")
(Please print or type name and address of Transferee)
this Senior Variable Funding Note (which has a Senior Notes Principal Balance of EUR [•] at the date of this transfer) and all rights hereunder, hereby irrevocably constituting and appointing [•] as attorney to transfer such Senior Variable Funding Note in the relevant Register maintained by or on behalf of the Issuer with full power of substitution.
By its transfer hereof, the Transferor represents that:
(a)it is transferring this Senior Variable Funding Note, and has offered this Senior Variable Funding Note for transfer only: [(i) to a person that is not a U.S. person (as defined in Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "Securities Act")) and that is acquiring this Senior Variable Funding Note for its own account or for the account or benefit exclusively of non-U.S. persons outside the United States in an offshore transaction (as defined in Regulation S) in compliance with Regulation S, or (ii) pursuant to another exemption from the registration requirements of the Securities Act and any applicable state securities laws; and

(b)it is transferring this Senior Variable Funding Note, and has offered this Senior Variable Funding Note for transfer only to persons that are not members of the public in Ireland.
Signature of Transferor……………………
We hereby accept this Senior Variable Funding Note (which has a Senior Notes Principal Balance at the date of this transfer) and agree to be bound by the Conditions of this Senior Variable Funding Note and the terms of the Senior Variable Funding Notes Facility Agreement. By its acquisition hereof, the Transferee represents that (i) it is a non-U.S. person acquiring this Senior Variable Funding Note for its own account or for the account or benefit exclusively of non-U.S. persons and (ii) it is acquiring this Senior Variable Funding Note outside the United States in an offshore transaction in compliance with Regulation S or pursuant to another exemption from the registration requirements of the Securities Act and any applicable state securities laws, (iii) it is a company resident for the purposes of tax in an EU Member State or in a jurisdiction with which Ireland has entered into a double tax treaty, or is a fiscally transparent entity for the purposes of US taxation, (iv) it is a Qualifying Notes Subscriber and (v) it has executed an Accession Deed agreeing to be bound by the terms of the Senior Variable Funding Notes Facility Agreement.
Signature(s) of Transferee
TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY hereby approves the transfer.
Signature of Issuer.......................................................
Date: ..............................................
The Registrar hereby accepts the transfer.
Signature of Registrar ...................................................
Date: .............................................
N.B.:
1.This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions.
2.This form of transfer must be executed under the hand of the Transferor and the Transferee or, if the Transferee is a corporation, under the hand of two of its officers duly authorised in writing and, the document so authorising such officers must be delivered with the form of transfer.

3.This transfer will be subject to the payment by the Transferor of any stamp duty, tax or other governmental charge as is referred to in Condition 2.3.

SCHEDULE 4
TERMS AND CONDITIONS OF THE SENIOR VARIABLE FUNDING NOTES
The following is the text of the terms and conditions of the Senior Variable Funding Notes which (subject to completion and amendment) will be attached to each Senior Variable Funding Note.
This Senior Variable Funding Note (the "Senior Variable Funding Note") of TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY (the "Issuer") is issued pursuant to the senior variable funding notes facility agreement dated [•] 2026 (as amended and/or restated from time to time) between, among others, the Issuer, the Senior Notes Subscribers and the Security Trustee (the "Senior Variable Funding Notes Facility Agreement"). Certain of these terms and conditions (the "Conditions") are summaries of the Senior Variable Funding Notes Facility Agreement and are subject to its detailed terms and, in the event of any inconsistency between the Conditions and the Senior Variable Funding Notes Facility Agreement, the terms of the Senior Variable Funding Notes Facility Agreement shall prevail.
The obligations of the Issuer under the Senior Variable Funding Note are secured in favour of the Security Trustee for the benefit of itself, the registered holder of this Senior Variable Funding Note and the other Secured Creditors pursuant to the terms of an issuer deed of charge dated [•] 2026 and made between (among others) the Issuer and the Security Trustee (as amended, restated or supplemented from time to time, the "Issuer Deed of Charge"), by which the Senior Notes Subscribers shall be bound.
Capitalised terms used and not otherwise defined in this Senior Variable Funding Note have the meanings specified in the Senior Variable Funding Notes Facility Agreement or in the master definitions and common terms agreement dated [•] 2026 between, among others, the Issuer, the Senior Notes Subscribers and the Security Trustee (as amended and/or restated from time to time, the "Master Definitions and Common Terms Agreement").
A copy of each of the Senior Variable Funding Notes Facility Agreement, the Issuer Deed of Charge and the Master Definitions and Common Terms Agreement is available for inspection by the Senior Notes Subscribers at the specified office of the Registrar (as defined below) during normal business hours Monday to Friday (excluding public holidays). This is without prejudice to the information requirements provided for under Article 7 of the Securitisation Regulation in respect of which please refer to the Master Definitions and Common Terms Agreement.
1.FORM, DENOMINATION AND TITLE
1.1.The Senior Variable Funding Note is issued in definitive fully registered form.
1.2.The Registrar (on behalf of the Issuer) will cause to be kept, at the specified office of the Registrar, a register (the "Register") on which shall be entered the names and addresses of the holders of the Senior Variable Funding Note from time to time.
1.3.Title to the Senior Variable Funding Note, and all rights and obligations associated therewith, will pass by and upon registration of transfers in the Register. In these Conditions the "holder" of the Senior Variable Funding Note means the person in whose name such Senior Variable Funding Note is for the time being registered in the Register and "Senior Notes

Subscriber" shall be construed accordingly. Registration of ownership of the Senior Variable Funding Note shall be conclusive evidence (in the absence of manifest error) of absolute ownership of such Senior Variable Funding Note.
2.TRANSFERS OF SENIOR VARIABLE FUNDING NOTES
2.1.Transfers
Subject to Condition 2.3 below, the Senior Variable Funding Note may be transferred in whole (but not in part, except as provided in Condition 2.2 below) upon surrender of such Senior Variable Funding Note at the specified office of the Registrar, with the form of transfer endorsed on such Senior Variable Funding Note duly completed and signed by or on behalf of the Transferor and the Issuer and together with such evidence as the Registrar may reasonably require to prove:
(a)the title of the transferor; or
(b)the authority of the individuals who have executed the form of transfer;
(c)the payment of any stamp duty payable on such transfer;
(d)that (A) the transferee is not a U.S. person (as defined in Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "Securities Act")) and is acquiring such Senior Variable Funding Note for its own account or for the account or benefit exclusively of non-U.S. persons outside the United States in an offshore transaction (as defined in Regulation S) in compliance with Regulation S or (B) that such Senior Variable Funding Note is being transferred pursuant to another exemption from the registration requirements of the Securities Act and any applicable state securities laws;
(e)the transferee is a company resident for the purpose of tax in an EU Member State or in a jurisdiction with which Ireland has entered into a double tax treaty, or is a fiscally transparent entity for the purposes of US taxation; and
(f)that the transferee has executed an Accession Deed to the Senior Variable Funding Notes Facility Agreement and given a representation that it is a Qualifying Notes Subscriber, provided that the Senior Variable Funding Note may be transferred:
(i)prior to the occurrence of an Early Amortisation Event:
(A)to any Affiliate of any Senior Notes Subscriber (excluding any ABCP conduit managed or sponsored by it): without the consent of any TD SYNNEX Party;
(B)to any ABCP conduit managed or sponsored by a Senior Notes Subscriber: with the consent of the Programme Servicer, such consent not to be unreasonably withheld; and
(C)to any person other than those referred to in paragraphs (A) and (B) above: with the consent of the Programme Servicer; and

(ii)following the occurrence of an Early Amortisation Event: without the consent of any TD SYNNEX Party, provided that each Senior Notes Subscriber may assign its rights (but not transfer its obligations) under the Senior Variable Funding Notes Facility Agreement and the Senior Variable Funding Notes to any ABCP conduit managed or sponsored by such Senior Notes Subscriber or any other special purpose vehicle managed or sponsored by it or one of its Affiliates at any time without the consent of any TD SYNNEX Party, provided that (i) the obligations of that Senior Notes Subscriber hereunder remain with the relevant Senior Notes Subscriber, (ii) the liabilities of the Issuer or any TD SYNNEX Party shall not be increased as a result of any such assignment, and (iii) the assignee is a company resident for the purpose of tax in an EU Member State or a fund that issues securities subscribed by an ABCP conduit managed or sponsored by such Senior Notes Subscriber that is a company resident for the purpose of tax in an EU Member State.
2.2.Registration and delivery of the Senior Variable Funding Note
Within five (5) Business Days of the surrender of the Senior Variable Funding Note in accordance with Condition 2.1 above (or such longer period as may be required to comply with any applicable fiscal or other laws or regulations), the Registrar will register the transfer in question and deliver at the Registrar's specified office a new Senior Variable Funding Note or (at the request, cost and risk of the transferee) send by uninsured first class mail to such address as the transferee may specify for the purpose.
The registered holder of the Senior Variable Funding Note may, subject to Condition 2.1, request an exchange of such Senior Variable Funding Note for two or more substitute Senior Variable Funding Notes having an aggregate Senior Notes Principal Balance equal to the Senior Notes Principal Balance of the initial Senior Variable Funding Note by delivering the initial Senior Variable Funding Note to the Registrar with its written request therefor which shall specify the name, address, payment details and the respective principal amounts of the Senior Variable Funding Notes applicable to each person to be registered as a registered holder of each such substitute Senior Variable Funding Note. If a Senior Variable Funding Note is to be exchanged for substitute Senior Variable Funding Notes, the Issuer shall cause the delivery of such substitute Senior Variable Funding Notes to the registered holders thereof within thirty (30) days after the registered holder of the initial Senior Variable Funding Note shall have delivered its request therefor.
2.3.Issuer and Programme Servicer consent
Each Senior Notes Subscriber may assign or transfer any of its rights and/or obligations under any Senior Variable Funding Note without the prior written consent of each of the Issuer and the Programme Servicer unless otherwise set out herein.
2.4.No Charge
The Senior Notes Subscribers will not be required to bear the costs and expenses of effecting any registration of transfer as provided above, except for any costs or expenses of delivery other than by regular mail and except that the Issuer will require the payment by a transferee Senior Notes Subscriber of a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation to the registration.

2.5.Closed Periods
The Senior Notes Subscribers may not require a transfer to be registered during the period of three (3) Business Days ending on the due date for any payment in respect of the Senior Variable Funding Note.
2.6.All Senior Variable Funding Notes will bear a legend substantially to the following effect:
"THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES, OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE NOTES ARE NOT INTENDED TO BE OFFERED, SOLD OR OTHERWISE MADE AVAILABLE TO AND SHOULD NOT BE OFFERED, SOLD OR OTHERWISE MADE AVAILABLE TO ANY RETAIL INVESTOR IN THE EUROPEAN ECONOMIC AREA ("EEA"). FOR THESE PURPOSES, A "RETAIL INVESTOR" MEANS A PERSON WHO IS ONE (OR MORE) OF: (I) A RETAIL CLIENT AS DEFINED IN POINT (11) OF ARTICLE 4(1) OF DIRECTIVE 2014/65/EU, AS AMENDED ("MIFID II") OR; (II) A CUSTOMER WITHIN THE MEANING OF DIRECTIVE (EU) 2016/97, WHERE THAT CUSTOMER WOULD NOT QUALIFY AS A PROFESSIONAL CLIENT AS DEFINED IN POINT (10) OF ARTICLE 4(1) OF MIFID II. CONSEQUENTLY NO KEY INFORMATION DOCUMENT REQUIRED BY REGULATION (EU) NO. 1286/2014, AS AMENDED (THE "PRIIPS REGULATION") FOR OFFERING OR SELLING THE NOTES OR OTHERWISE MAKING THEM AVAILABLE TO RETAIL INVESTORS IN THE EEA HAS BEEN PREPARED AND THEREFORE OFFERING OR SELLING THE NOTES OR OTHERWISE MAKING THEM AVAILABLE TO ANY RETAIL INVESTOR IN THE EEA MAY BE UNLAWFUL UNDER THE PRIIPS REGULATION."
3.STATUS
Each Senior Variable Funding Note is a direct, unconditional and senior secured obligation of the Issuer. The obligations of the Issuer under the Senior Variable Funding Notes shall rank senior to the obligations of the Issuer under the Junior Variable Funding Note and the obligations of the Issuer under the Senior Variable Funding Notes shall rank senior to the obligations of the Issuer to pay any amount to a TD SYNNEX Party, in each case as set out in the Priority of Payments.
4.SECURITY
The payment of amounts payable by the Issuer under or pursuant to each Senior Variable Funding Note is secured by security over certain assets of the Issuer created in favour of the Security Trustee by or pursuant to the provisions of the Issuer Deed of Charge. The security secures other obligations of the Issuer in addition to amounts payable in respect of the Senior Variable Funding Note, some of which rank senior to, some pari passu with and some junior to those amounts, as described in the Issuer Deed of Charge and in the Priority of Payments.
5.INTEREST
5.1.Period of Accrual
Each Senior Variable Funding Note bears interest on its Senior Notes Principal Balance from (and including) the Closing Date to (but excluding) the date on which the Senior Notes Principal Balance is repaid in full, including, for the avoidance of doubt, on any Additional Senior Note Intraperiod Advance from the relevant Ad Hoc Payment Date to the immediately following Transaction Date or, as applicable, Weekly Payment Date.
5.2.Interest Periods
Interest on each Senior Note accrues on a weekly basis and payable weekly in arrears on (i) each Transaction Date in accordance with the Reloading Period Monthly Priority of Payments or the Amortisation Period Priority of Payments (as applicable) in respect of the interest accrued during the Interest Period ending on such Transaction Date and (ii) each Weekly Payment Date in accordance with the Reloading Period Weekly Priority of Payments in respect of the interest accrued during the Interest Period ending on that Weekly Payment Date. Interest with respect to the Senior Notes Principal Balance and, if applicable, any Additional Senior Note Intraperiod Advance shall accrue during the relevant Interest Periods.
5.3.Determination of Senior Notes Interest
The Calculation Agent shall, subject to and in accordance with the Calculation Services Agreement, (i) in respect of an Interest Period ending on a Weekly Payment Date, on the immediately preceding Weekly Request Date and (ii) in respect of an Interest Period ending on a Transaction Date, on the immediately preceding Calculation Date, determine the Senior Notes Interest applicable to the relevant Interest Period (including in respect of each Senior Notes Principal Balance, and such information shall be included in the Monthly Calculation Agent Report to be delivered by the Calculation Agent on such Weekly Request Date or, as applicable, Transaction Date.
5.4.Default Interest
If the Issuer fails to pay any amount payable under the Senior Variable Funding Note or the Senior Variable Funding Notes Facility Agreement to the Senior Notes Subscribers when due, the Issuer shall pay interest on such sum from the date when it became due and payable to the date of payment at the Default Rate of Interest (both before and after any judgment obtained under the relevant Senior Variable Funding Note or the Senior Variable Funding Notes Facility Agreement).
5.5.Break Costs
The Issuer shall, within three (3) Business Days of demand by a Senior Notes Subscriber, subject to and in accordance with the applicable Priority of Payments and clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms, pay to that Senior Notes Subscriber its Break Costs (if any) attributable to all or any part of the Senior Notes Principal Balance of a Senior Note being redeemed on a day that is not a Transaction Date or a Weekly Payment Date pursuant to Condition 7 below.
6.INCREASE AND REDUCTION IN SENIOR NOTES PRINCIPAL BALANCE
6.1.The Senior Notes Principal Balance shall be increased by the amount of any advance made by the relevant Senior Notes Subscriber in accordance with Clause 5.8 of the Senior Variable Funding Notes Facility Agreement.
6.2.The Maximum Senior Notes Amount shall be increased by the amount of any increase agreed pursuant to the terms of Clause 2.4 (Increases of Senior Variable Funding Notes Facility) of the Senior Variable Funding Notes Facility Agreement.
6.3.Subject to the terms of the Senior Variable Funding Notes Facility Agreement and the Conditions, on each Transaction Date during the Reloading Period, the Issuer (or the Cash Manager on the Issuer’s behalf) will cause the Senior Variable Funding Notes to be redeemed in an amount equal to the Senior Notes Required Amortisation Amount (on a pro rata basis between the Senior Notes Subscribers), from and to the extent of Available Funds in accordance with the Reloading Period Monthly Priority of Payments or, as applicable, the Reloading Period Weekly Priority of Payments.
7.REDEMPTION AND PURCHASE
7.1.Redemption on maturity
Unless previously redeemed pursuant to this Condition 7 or otherwise, each Senior Variable Funding Note will be redeemed at its Senior Notes Principal Balance together with accrued interest to the date of redemption on the Final Termination Date, subject to and in accordance with the applicable Priority of Payments and Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms.
7.2.Redemption at the end of Reloading Period
On the first (1st) Business Date on or immediately following the end of the Reloading Period and on each Business Day thereafter, the Issuer shall pay to the Senior Notes Subscribers the Senior Notes Principal Balance together with any accrued interest subject to and in accordance with the Priority of Payments and Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms, provided that the Issuer shall not be required on any Business Day to repay the Senior Notes in excess of the amount equal to the Available Funds available for the repayment of principal on the Senior Variable Funding Note on that date.
7.3.Optional redemption upon occurrence of Guarantor Change of Control
(a)Upon the occurrence of a Guarantor Change of Control, the Issuer shall, if instructed by the Security Trustee and by giving not less than ten (10) Business Days' notice to the Junior Notes Subscriber in accordance with Condition 15, redeem each Senior Variable Funding Note at its Senior Notes Principal Balance together with accrued interest to the date of redemption and, to the extent that the date of redemption falls on a day other than a Transaction Date or a Weekly Payment Date, any Break Costs on the earlier of (i) the Transaction Date immediately following the expiry of such ten

(10) Business Days' notice period and (ii) the day on which the Guarantor Change of Control comes into effect, to the extent funds of the Issuer are available for such purpose subject to and in accordance with paragraph (b), the applicable Priority of Payments and Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms.
(b)Upon the receipt by the Junior Notes Subscriber of a notice from the Security Trustee pursuant to paragraph (a), the Junior Notes Subscriber shall, prior to the expiry of the ten (10) Business Days' notice period referred to in paragraph (a), make an advance to the Issuer in an amount equal to the amount required by the Issuer to meet its obligations under paragraph (a).
(c)If the Junior Notes Subscriber fails to make an advance under paragraph (b) prior to the expiry of the ten (10) Business Days' notice period referred to in paragraph (a), the Guarantor shall on demand of the Issuer, in accordance with its obligation in clause 1 of the Guarantee Agreement, pay in clear funds to the issuer an amount equal to the amount required by the Issuer to meet its obligations under paragraph (a).
7.4.Optional redemption for taxation reasons
If the Issuer is required by law to make any withholding or deduction from any amounts payable to the Senior Notes Subscribers, the Issuer shall, upon the request of the Guarantor, by giving not less than ten (10) Business Days' notice to the Senior Notes Subscribers and the Security Trustee (with a copy to the Cash Manager and the Performance Guarantor) in accordance with Condition 15, and subject to satisfying the Security Trustee that it will have the funds available to do so, (i) redeem each Senior Variable Funding Note at its Senior Notes Principal Balance together with accrued interest to the date of redemption and, to the extent that the date of redemption falls on a day other than a Transaction Date or a Weekly Payment Date, any Break Costs, subject to and in accordance with the applicable Priority of Payments and Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms and (ii) cancel any outstanding Senior Notes Subscribers Commitment Amount.
7.5.Mandatory redemption in whole or in part for Intraperiod Advance
If the Issuer, at the request of the Programme Servicer, or the Programme Servicer on behalf of the Issuer requests, or the Junior Notes Subscriber requests to make, an STS Junior Note Intraperiod Advance or an Additional STS Junior Note Intraperiod Advance from the Junior Notes Subscriber in accordance with Clause 2.3 (Intraperiod Advances and Mandatory STS Junior Note Advance) of the Junior Variable Funding Notes Facility Agreement, the Issuer or the Programme Servicer on its behalf shall, on the same date, notify the Senior Notes Subscribers of its intention to redeem the Senior Notes on the date on which such Additional STS Junior Note Intraperiod Advance is made in an amount equal to the amount of such STS Junior Note Intraperiod Advance or, as applicable, the Additional STS Junior Note Intraperiod Advance and shall so redeem each Senior Note in whole or in part on a pro rata basis on such date, provided that:
(a)

(i)other than in respect of a proposed early redemption pursuant to paragraph (a)(ii) of Clause 2.3.2 (Additional STS Junior Note Intraperiod Advance) of the Junior Variable Funding Notes Facility Agreement, the amount of the proposed early partial redemption must be an amount which is a minimum of the aggregate of 2.5% of each Senior Notes Subscriber’s Senior Notes Subscribers Commitment Amount; or
(ii)in respect of a proposed early redemption pursuant to paragraph (a)(ii) of Clause 2.3.2 (Additional STS Junior Note Intraperiod Advance) of the Junior Variable Funding Notes Facility Agreement, the amount of the proposed redemption must be equal to the Outstanding Amounts of the Senior Notes on the date on which such Additional STS Junior Note Intraperiod Advance is made together with any fees, accrued interest, Break Costs and other amounts accrued and due the Senior Notes Subscribers;
(b)with the exception of any early redemption made as a result of an Additional STS Junior Note Intraperiod Advances made under paragraph (a)(i) of Clause 2.3.2 (Additional STS Junior Note Intraperiod Advance) of the Junior Variable Funding Notes Facility Agreement, the Issuer or the Programme Servicer on its behalf may not request more than (i) a maximum of an aggregate of four (4) early partial redemptions for Additional STS Junior Note Intraperiod Advances pursuant to this Condition or Additional Senior Note Intraperiod Advances pursuant to the terms of the Senior Variable Funding Note Facility Agreement in one (1) calendar year and (ii) one (1) early partial redemption pursuant to this Condition per Monthly Period; and
(c)any such early redemption shall be made together with any accrued interest on the amount redeemed and, to the extent that the date of redemption falls on a day other than a Transaction Date or a Weekly Payment Date, any Break Costs, in each case subject to and in accordance with the applicable Priority of Payments and Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms.
For the avoidance of doubt, any partial redemption of the Senior Notes in accordance with this Condition shall be applied (i) first to any Senior Note Intraperiod Advance and/or Additional Senior Note Intraperiod Advance made during such Monthly Period and (ii) secondly to the Senior Notes Principal Balance.
Any redemption of the Senior Notes on a Weekly Payment Date shall be to the extent of Available Funds in accordance with the Reloading Period Weekly Priority of Payments.
7.6.Mandatory redemption for Mandatory STS Junior Note Advance or Mandatory Cash Contribution
If the Issuer receives a Mandatory STS Junior Note Advance or a payment of cash as a Mandatory Cash Contribution under clause 2.3.3 (Mandatory STS Junior Note Advance or Mandatory Cash Contribution) of the Junior Variable Funding Notes Facility Agreement, the Issuer or the Programme Servicer on its behalf shall on the same date, notify the Senior Notes Subscribers of its intention to redeem the Senior Notes on the next Business Day/ Transaction Date in an amount equal to the payment so received by the Issuer together with any accrued interest on the amount redeemed, any accrued interest and, to the extent that the date of redemption falls on a day other than a Transaction Date or a Weekly Payment

Date, any Break Costs, in each case subject to and in accordance with the applicable Priority of Payments and Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms.
7.7.Purchase
The Issuer may not purchase all or any portion of the Senior Variable Funding Note.
7.8.Cancellation
If a Senior Variable Funding Note is redeemed in full by the Issuer pursuant to this Condition 7 such Senior Variable Funding Note shall be cancelled forthwith and may not be reissued or resold and the Senior Notes Subscribers Commitment Amount of such Senior Notes Subscriber shall automatically be reduced to zero (0) and such Senior Notes Subscriber shall be under no obligation to subscribe to any further Senior Variable Funding Note.
7.9.Other redemption
The Issuer may not redeem the Senior Variable Funding Note, except in accordance with the provisions of this Condition 7, but without prejudice to Condition 10 and without prejudice to the occurrence of any Issuer Event of Default.
8.PAYMENTS
8.1.Payments in respect of the Senior Variable Funding Note (in accordance with the terms of the Senior Variable Funding Notes Facility Agreement and the Conditions) will be made to the holder of the Senior Variable Funding Note appearing on the Register at the close of business on the date ("Record Date") being the second (2nd) Business Day before the due date for the relevant payment at its address shown on the Register on the Record Date. The payment shall be made by transfer on such due date for the relevant payment to such account maintained by the payee with a bank as has previously been notified to the specified office of the Registrar before the due date for payment. Payments in respect of the Senior Variable Funding Note are subject in all cases to any fiscal or other laws and regulations applicable thereto in the place of payment.
8.2.If the relevant due date for the relevant payment is not a Business Day, payments in respect of the Senior Variable Funding Note shall be postponed to the next day which is a Business Day.
9.TAXATION
All payments in respect of the Senior Variable Funding Notes by the Issuer shall be made without any Tax Deduction, unless a Tax Deduction is required by law. If a Tax Deduction is required by law to be made by the Issuer in respect of a payment due to a Transaction Party, the amount of such payment due from the Issuer shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.
10.COVENANT AND EFFECT OF ISSUER EVENT OF DEFAULT
10.1.Any of the following events shall constitute an "Issuer Event of Default":

(a)Non-Payment to Senior Notes Subscribers: the Issuer fails to pay on its due date any sum payable by it under a Transaction Document to which it is a party (or within three (3) Business Day from its due date if such failure to pay is due solely to technical or administrative error duly justified by the Issuer); or
(b)Misrepresentation: any representation and warranty made or deemed to have been made by the Issuer (acting in whatever capacity) under the Transaction Documents to which it is a party or any information contained in any document delivered by the Issuer in accordance with the provisions of the Transaction Documents to which it is a party is found to be inaccurate, at the date on which it was made or deemed to have been made or delivered, (with the exception of the representations and warranties in Part 1 (Representations and warranties of the Issuer and Final Purchaser) of Schedule 5 (Representations and Warranties) of the Master Definitions and Common Terms Agreement) unless such inaccuracy is capable of remedy and is remedied within fifteen (15) Business Days; or
(c)Breach of other obligations: the Issuer (acting in whatever capacity) fails to observe or perform any of its obligations under the Transaction Documents to which it is a party (and which breach is not already provided in any other paragraph of this Condition 10.1) and, if such failure is capable of remedy it is not remedied within fifteen (15) Business Days; or
(d)Issuer Ceases to Carry on Business: the Issuer ceasing or, through an official action of the board of managers of the Issuer, threatening to cease to carry on business; or
(e)Insolvency:
(i)An Insolvency Event has occurred in respect of the Issuer;
(ii)the Issuer becomes subject to Insolvency Proceedings; or
(iii)Any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of the Issuer; or
(f)Unlawfulness and Invalidity:
(i)It is or becomes unlawful for the Issuer to perform or comply with any of its obligations under the Transaction Documents.
(ii)Any obligation or obligations of the Issuer under the Transactions Documents are not (subject to applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally and as such enforceability may be limited by the effect of general principles of equity) or cease to be legal, valid, binding or enforceable; or
(g)Repudiation and rescission of agreements: The Issuer rescinds or purports to rescind or repudiates or purports to repudiate a Transaction Document or evidences an intention to rescind or repudiate a Transaction Document or any Security; or

(h)Litigation: Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened against the Issuer in relation to the Transaction Documents or in relation to the transactions contemplated under the Transaction Documents or against its assets; or
(i)Securitisation Regulation: a material breach of by the Issuer or any TD SYNNEX Party of any provision of Part 3 (Securitisation Regulation Undertakings), Schedule 6 (Undertakings) of the Master Definitions and Common Terms Agreement occurs provided that that if such a breach is capable of remedy, such breach continues unremedied for 30 calendar days; or
(j)Invalidity of security under Issuer Deed of Charge: the security created under the Issuer Deed of Charge is repudiated or is or becomes void, illegal, invalid or unenforceable or any person is entitled to terminate, rescind or avoid all of or any provision of the Issuer Deed of Charge after the expiry of any period allowed by the Issuer Deed of Charge for the mitigation thereof.
10.2.So long as any amount remains outstanding under any Senior Variable Funding Note, the Issuer will forthwith upon becoming aware of any Issuer Event of Default, Potential Issuer Event of Default, Early Amortisation Event, Potential Early Amortisation Event or Stop Purchase Event give immediate notice in writing thereof to the Senior Notes Subscribers and the Security Trustee together with details of the steps which, in the case of an Issuer Event of Default or Potential Issuer Event of Default, the Issuer is taking or proposing to take to remedy such Issuer Event of Default or Potential Issuer Event of Default, or, in the case of an Early Amortisation Event, Potential Early Amortisation Event or Stop Purchase Event, details of the steps the relevant TD SYNNEX Party is taking or proposing to take to remedy such Early Amortisation Event, Potential Early Amortisation Event or Stop Purchase Event.
10.3.On the occurrence of an Issuer Event of Default, in any such case and at any time thereafter, any Senior Notes Subscriber may by written notice to the Security Trustee (with a copy to the Cash Manager and the Lead Arranger) and provided that the Security Trustee has not already declared the same under the terms of the Issuer Deed of Charge, declare the Senior Notes Principal Balance in respect of each Senior Variable Funding Note to be immediately due and payable (whereupon the same shall become so payable together with any other sums then owed by the Issuer hereunder, subject to and in accordance with the applicable Priority of Payments).
11.ENFORCEMENT
11.1.At any time after the service of a Security Enforcement Notice pursuant to the provisions of the Issuer Deed of Charge and without prejudice to its rights of enforcement in relation to the security created by or pursuant to the Issuer Deed of Charge, the Security Trustee may, at its discretion and without further notice, pursuant to the Issuer Deed of Charge take such proceedings against the Issuer as it may think fit to enforce payment in respect of the Senior Variable Funding Notes, but it shall not be bound to take any such proceedings unless it shall have been:
(a)requested in writing by the relevant Secured Creditors pursuant to the terms of the Issuer Deed of Charge; and

(b)as applicable, indemnified in accordance with the provisions of the Issuer Deed of Charge.
11.2.Only the Security Trustee may exercise the rights and pursue the remedies available under or pursuant to the Issuer Deed of Charge and the Senior Notes Subscribers are not entitled to pursue such rights and remedies unless the Security Trustee, having become bound to do so, fails to do so within a reasonable period and such failure is continuing.
12.PRESCRIPTION
Claims against the Issuer for payment of interest and principal on redemption shall be prescribed and become void if the relevant Senior Variable Funding Note is not surrendered for payment within a period of 10 years from the relevant date in respect thereof. After the date on which a payment under a Senior Variable Funding Note becomes void in its entirety, no claim may be made in respect thereof. In this Condition 12, the relevant date, in respect of a payment under a Senior Variable Funding Notes, is the date on which the payment in respect thereof first becomes due or (if the full amount of the monies payable in respect of those payments under all the Senior Variable Funding Note due on or before that date has not been duly received by the Issuer on or prior to such date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to the Senior Notes Subscribers in accordance with Condition 15.
13.REGISTRAR
The Registrar will act solely as agent of the Issuer and will not otherwise assume any obligation or duty or relationship of agency or trust to or with any other person (including the Senior Notes Subscribers) unless a Security Enforcement Notice has been delivered to the Issuer pursuant to the provisions of the Issuer Deed of Charge, when it will act as agent of the Security Trustee. Such agreement may be amended by the parties thereto with the prior written approval of the Security Trustee subject to it obtaining the consent of the Senior Notes Subscribers.
14.REPLACEMENT OF SENIOR VARIABLE FUNDING NOTES
If a Senior Variable Funding Note is mutilated, defaced, stolen, destroyed or lost, it may be replaced at the specified office of the Registrar on payment by the claimant of such costs and expenses as may be incurred in connection therewith and on such terms as to evidence, indemnity and security as the Issuer may reasonably require. A mutilated or defaced Senior Variable Funding Note must be surrendered before a replacement will be issued.
15.NOTICES
15.1.All notices to the Senior Notes Subscribers will be valid if sent by courier, by pre-paid recorded delivery or registered post or by electronic mail to the holder of the relevant Senior Variable Funding Note at the address or email address shown on the Register or at any other address or electronic mail address it may notify to the Registrar and otherwise made in accordance with clause 11 (Notices) of the Master Definitions and Common Terms Agreement.

15.2.Any such notice shall be deemed to have been given: (i) in each case where delivery by hand or electronic mail occurs after 5:00 p.m. on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9:00 a.m. on the next following Business Day, and (ii) in each case where delivery is by electronic mail, any such electronic communication will be effective only when actually received in readable form by the relevant party. References to time in this Clause are to local time in the country of the addressee.
16.INDEMNIFICATION OF THE SECURITY TRUSTEE
The Issuer Deed of Charge contains provisions for the indemnification of the Security Trustee and for its relief from responsibility in certain circumstances.
17.GOVERNING LAW AND JURISDICTION
17.1.Governing Law
This Senior Variable Funding Note and any non-contractual obligations arising out of it or in connection with it shall be governed by and construed in accordance with English law.
17.2.Jurisdiction of English Courts
(a)The courts of England have exclusive jurisdiction to settle all disputes arising out of or in connection with this Senior Variable Funding Note (including a dispute regarding the existence, validity or termination of this Senior Variable Funding Note) (a "Dispute").
(b)The Issuer agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly will not argue to the contrary.

SCHEDULE 5
ACCESSION DEED
[Date]
To:     TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY (the “Issuer”)
[and other parties]
From:    [•] (the “Transferee”)
We, the Transferee, refer to the senior variable funding notes facility agreement (the “Agreement”) dated [•] and made between, among others, the Issuer, the Senior Notes Subscribers and the Security Trustee.
Terms defined in, or incorporated by reference into, the Agreement shall have the same meanings herein as therein.
1.We confirm that we are in receipt of the following documents:
(a)a copy of the Agreement;
(b)a copy of the Master Definitions and Common Terms Agreement;
(c)a copy of the Issuer Deed of Charge; and
(d)a copy of current versions of all other Transaction Documents as we have requested;
and have found them to our satisfaction.
2.For the purposes of Condition 15 (Notices) of the Senior Note our notice details are as follows:
[insert name, address, telephone, email and attention].
3.[•], being the current registered holder, is proposing to transfer to us in accordance with Condition 2.1 (Transfers) of the Senior Note.
4. [other].
In consideration of our accession to the Agreement pursuant to this letter, we hereby undertake, for the benefit of the Issuer and each of the other parties to the Agreement, that, in relation our holding of Senior Notes, we will perform and comply with all the duties and obligations expressed to be assumed by a Senior Notes Subscriber under the Agreement and the Transaction Documents and will have the benefit of all the provisions of the Agreement and the Transaction Documents as if we were named in it as a Senior Notes Subscriber.
Senior Notes Subscriber             Commitment
[•]                         €[•]

[By executing this letter, the Transferee represents that (i) it is a non-U.S. person acquiring the Senior Variable Funding Note for its own account or for the account or benefit exclusively of non-U.S. persons, (ii) it is acquiring this Senior Variable Funding Note outside the United States in an offshore transaction in compliance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act") or pursuant to another exemption from the registration requirements of the Securities Act and any applicable state securities laws, (iii) it is a company resident for the purposes of tax in an EU Member State or in a jurisdiction with which Ireland has entered into a double tax treaty, or is a fiscally transparent entity for the purposes of US taxation and (iv) it is a Qualifying Notes Subscriber.]
THIS DEED is governed by, and shall be construed in accordance with, English law.
EXECUTED as a DEED by
[all parties to the Senior VFN]
______________________________________
[•]
EXECUTED as a DEED by
[parties to be listed]
______________________________________
[•]

EXECUTION PAGE
of this Senior Variable Funding Notes Facility Agreement

SIGNED by the duly authorised representatives of the parties.
The Issuer
SIGNED for and on behalf of
TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY
by its lawfully appointed attorney:

__/s/ [*****]_______________________________
Attorney signature

__[*****]_______________________________
Print Attorney name

[Signature page to the Senior VFN Facility Agreement]

Lead Arranger and Senior Notes Subscriber
SIGNED
for and on behalf of BNP PARIBAS
by

____/s/ [*****]___________________________        ____/s/ [*****]_____________________________

Name: ….[*****]...........................................….…...        Name: …............[*****]................................….…...
Title: …..[*****]..........................................…..            Title: ….........[*****]...................................…..

[Signature page to the Senior VFN Facility Agreement]

Senior Notes Subscriber
SIGNED
for and on behalf of
BANCO SANTANDER S. A.
by

___/s/ [*****]______________________________        ___/s/ [*****]______________________________

Name: …......[*****]......................................….…...        Name: …...........[*****].................................….…...
Title: …......[*****]......................................…..            Title: …...............[*****].............................…..

[Signature page to the Senior VFN Facility Agreement]

Senior Notes Subscriber
SIGNED
for and on behalf of
CREDIT AGREEMENT CORPORATE AND INVESTMENT BANK
by

__/s/ [*****]_______________________________        __/s/ [*****]_______________________________

Name: ….....[*****].......................................….…...        Name: ….......[*****].....................................….…...
Title: …..[*****]..........................................…..            Title: ….....[*****].......................................…..

[Signature page to the Senior VFN Facility Agreement]

Programme Servicer and Cash Manager
SIGNED
for and on behalf of
TD SYNNEX UK ACQUISITION LIMITED
by

__/s/ [*****]_______________________________

Name: …..[*****]..........................................….…...
Title: …...[*****].........................................…..

[Signature page to the Senior VFN Facility Agreement]

The Security Trustee
SIGNED
for and on behalf of
CSC TRUSTEES LIMITED
by

__/s/ [*****]_______________________________

Name: ….....[*****].......................................….…...
Title: …..[*****]..........................................…..

[Signature page to the Senior VFN Facility Agreement]

The Back-Up Cash Manager
SIGNED
for and on behalf of
CSC CAPITAL MARKETS (IRELAND) LIMITED
by

____/s/ [*****]_____________________________

Name: ….[*****]...........................................….…...
Title: …...[*****].........................................…..

[Signature page to the Senior VFN Facility Agreement]

The Registrar
SIGNED
for and on behalf of
CSC CAPITAL MARKETS (IRELAND) LIMITED
by

___/s/ [*****]______________________________

Name: ….[*****]...........................................….…...
Title: …...[*****].........................................…..

[Signature page to the Senior VFN Facility Agreement]